                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         McDermott International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[McDermott International, Inc. logo]
 MCDERMOTT INTERNATIONAL, INC.
--------------------------------------------------------------------------------

Bruce W. Wilkinson                          1450 Poydras Street
Chairman of the Board and                   P.O. Box 61961
Chief Executive Officer                     New Orleans, Louisiana 70161-1961

                                 March 30, 2001

Dear Shareholder:

     You are cordially invited to attend this year's annual meeting of shareholders of McDermott International, Inc., which will be held on Friday, May 4, 2001, in the La Salle Ballroom of the Hotel Inter-Continental, 444 St. Charles Avenue, New Orleans, Louisiana, commencing at 9:30 a.m. local time. The notice of annual meeting and proxy statement following this letter describe the matters to be acted on at the meeting.

     If your shares are held of record with First Chicago Trust Company, a Division of EquiServe, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card, or alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If your shares are held by a broker or other nominee (i.e., in "street name"), they have enclosed a voting instruction form, which you should use to vote those shares. Whether you have the option to vote those shares by telephone or via the Internet is indicated on the voting instruction form.

     Your vote is important. Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares. If you attend the meeting, you may change your vote at that time.

     Thank you for your interest in our Company.

                                            Sincerely yours,

                                            /s/ BRUCE W. WILKINSON
                                            BRUCE W. WILKINSON

                         McDERMOTT INTERNATIONAL, INC.
                              1450 POYDRAS STREET
                                 P.O. BOX 61961
                       NEW ORLEANS, LOUISIANA 70161-1961

                             ---------------------

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

     The 2001 Annual Meeting of the Shareholders of McDermott International, Inc., a Panama corporation (the "Company"), will be held in the La Salle Ballroom of the Hotel Inter-Continental at 444 St. Charles Avenue, New Orleans, Louisiana, on Friday, May 4, 2001, at 9:30 a.m. local time, for the following purposes:

          1. To elect four Directors;

          2. To retain PricewaterhouseCoopers LLP as our independent accountants for fiscal year 2001;

          3. To consider a stockholder proposal relating to the Company's activities in Burma, if properly presented for action at the meeting;

          4. To consider a stockholder proposal on our Stockholder Rights Plan, if properly presented for action at the meeting; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     If you were a shareholder as of the close of business on March 26, 2001, you are entitled to vote at the meeting and at any adjournment thereof.

     PLEASE INDICATE YOUR VOTE AS TO THE MATTERS TO BE ACTED ON AT THE MEETING BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM, WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY CHANGE YOUR VOTE AT THAT TIME.

     We have enclosed a copy of the Company's 2000 Annual Report to Shareholders with this notice and proxy statement.

                                            By Order of the Board of Directors,

                                            /s/ JOHN T. NESSER, III
                                            JOHN T. NESSER, III
                                            Secretary

Dated: March 30, 2001

                             ---------------------

                        PROXY STATEMENT FOR 2001 ANNUAL
                            MEETING OF SHAREHOLDERS

                             ---------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    1
Voting Information..........................................    1
  Record Date and Who May Vote..............................    1
  How to Vote...............................................    1
  How to Change Your Vote...................................    2
  Quorum....................................................    2
  Proposals to Be Voted on; Vote Required and How Votes Are
     Counted................................................    2
  Confidential Voting.......................................    3
Election of Directors (Item 1)..............................    4
  Board of Directors and Its Committees.....................    6
  Directors' Attendance and Compensation....................    7
Executive Officers..........................................    9
Security Ownership of Directors and Executive Officers......   10
Security Ownership of Certain Beneficial Owners.............   12
Compensation Committee Report...............................   13
Performance Graph...........................................   19
Compensation of Executive Officers..........................   20
  Summary Compensation Table................................   20
  Option Grant Table........................................   22
  Option Exercises and Year-End Value Table.................   23
  Performance Share Awards in Fiscal Year 2000..............   23
  Deferred Stock Units......................................   24
  Tetrault Severance Agreement..............................   25
  Retirement Plans..........................................   25
Audit Committee Report......................................   27
Approval of Retention of Independent Accountants For Fiscal
  Year 2001 (Item 2)........................................   28
  Audit Fees................................................   28
  Financial Information Systems Design and Implementation
     Fees...................................................   28
  All Other Fees............................................   28
Stockholder Proposal on Burma (Item 3)......................   28
  Management's Response to Stockholder Proposal on Burma....   29
Stockholder Proposal on Rights Plan (Item 4)................   30
  Management's Response to Stockholder Proposal on Rights
     Plan...................................................   31
Certain Transactions........................................   32
Compliance with Section 16(a) of the Securities Exchange Act
  of 1934...................................................   33
Shareholders' Proposals.....................................   33
Appendix A -- Audit Committee of The Board of Directors
  Charter...................................................  A-1

                              GENERAL INFORMATION

     We are mailing this proxy statement and accompanying proxy card to our shareholders beginning on March 30, 2001. Our Board of Directors is soliciting your proxy to vote your shares at our Annual Meeting to be held on May 4, 2001. We will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. We have engaged Morrow & Co., Inc. to assist in the solicitation for a fee of $12,500, plus out-of-pocket expenses. In addition to solicitation by mail and by Morrow & Co., our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated. If your shares are held through a broker or other nominee (i.e., in "street name"), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses. If your shares are held through The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the "McDermott Thrift Plan") or The Thrift Plan for Salaried Employees of Babcock & Wilcox Canada, the trustees of those plans have sent you this proxy statement and a voting instruction form, which you can use to direct the trustees on how to vote your plan shares.

                               VOTING INFORMATION

RECORD DATE AND WHO MAY VOTE

     Our Board of Directors selected March 26, 2001 as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. This means that if you were a registered shareholder with our transfer agent and registrar, First Chicago Trust Company, a Division of EquiServe, on the Record Date, you may vote your shares on the matters to be considered by our shareholders at the Annual Meeting. If your shares were held in street name on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting. They have forwarded to you this proxy statement seeking your instructions on how you want your shares voted.

     On the Record Date, 61,146,665 shares of our Common Stock were outstanding. Each outstanding share of Common Stock entitles its holder to one vote on each matter to be acted on at the meeting. McDermott Incorporated, a subsidiary of ours, owned 100,000 shares of our Common Stock on the Record Date, but will not vote those shares at the Annual Meeting.

HOW TO VOTE

     You can vote your shares in person at the Annual Meeting or vote now by giving us your proxy. By giving us your proxy, you will be directing us on how to vote your shares at the meeting. Even if you plan on attending the meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the meeting. If you do attend the meeting, you can change your vote at that time. If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them and has enclosed a voting instruction form with this proxy statement. They will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed proxy card or voting instruction form and returning it in the enclosed U.S. postage prepaid envelope. If your shares are held in street name and you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee.

     If your shares are held of record, you also will be able to give us your proxy by calling a toll-free telephone number or using the Internet -- 24 hours a day, seven days a week. If your shares are held in street name, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares. In either case, you should refer to the instructions provided in the enclosed proxy card or voting instruction form. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.

     You will receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of Common Stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

HOW TO CHANGE YOUR VOTE

     You may change your proxy voting instructions at any time prior to the shareholder vote at the Annual Meeting. For shares held of record, you may change your vote by written notice to our Corporate Secretary, granting a new proxy or by voting in person at the Annual Meeting. Unless you attend the meeting and vote your shares in person, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.

     For shares held in street name, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds such shares for you.

QUORUM

     The Annual Meeting will be held only if a quorum exists. The presence at the meeting, in person or by proxy, of holders of a majority of our outstanding shares of Common Stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting as to a particular matter. Broker non-votes (i.e., shares held by brokers and other nominees as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter) also will count for quorum purposes.

PROPOSALS TO BE VOTED ON; VOTE REQUIRED AND HOW VOTES ARE COUNTED

     We are asking you to vote on the following:

     - the election of Philip J. Burguieres, Ronald C. Cambre, Bruce DeMars and John W. Johnstone, Jr. to Class I of our Board of Directors, with a term expiring at our Annual Meeting in 2004;

     - to retain PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as our independent accountants for fiscal year 2001;

     - a stockholder proposal for the Board to create a committee of independent directors to prepare a report describing projects undertaken by our Company or any of its subsidiaries in Burma, and to ensure that our Company is not involved in or benefits from the use of forced labor or other human rights abuses in Burma, if that proposal is properly presented for action at the meeting; and

     - a stockholder proposal to not extend the Company's stockholders rights plan or adopt a new plan without shareholder approval, if that proposal is properly presented for action at the meeting.

     Each proposal, including the election of directors, requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter. In the election of directors, you may vote "FOR" all director nominees, "AGAINST" all director nominees or withhold your vote for any one or more of the director nominees. For the other proposals, you may vote "FOR" or "AGAINST" or abstain from voting. Because abstentions are counted for purposes of determining whether a quorum is present but are not affirmative votes for a proposal, they have the same effect as an "AGAINST" vote. Your shares will be voted as you direct, including abstentions.

     If you submit a signed proxy card without specifying your vote, your shares will be voted "FOR" the election of all director nominees and the retention of PricewaterhouseCoopers as our independent accountants, and "AGAINST" both stockholder proposals. If you hold your shares in street name and you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to matters for which they have discretionary authority under New York Stock Exchange rules. Shares held by a broker or other nominee as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter are called "broker non-votes." While broker non-votes will be counted toward a quorum, they are not entitled to vote on, or considered present for purposes of, any matters for which the broker or nominee lacks the authority to vote. Therefore, they will have no effect on the vote on any such matter.

     We are not aware of any other matters that may be presented or acted on at the meeting. If you vote by signing and returning the enclosed proxy card or using its telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a shareholder vote that comes before the meeting.

CONFIDENTIAL VOTING

     All voted proxies and ballots will be handled to protect your voting privacy as a shareholder. Your vote will not be disclosed except:

     - to meet any legal requirements;

     - in limited circumstances such as a proxy contest in opposition to our Board of Directors;

     - to permit independent inspectors of election to tabulate and certify your vote; or

     - to adequately respond to your written comments on your proxy card.

                             ELECTION OF DIRECTORS

                                    (ITEM 1)

     Our Articles of Incorporation provide for the classification of our Board of Directors into three classes, as nearly equal in number as possible, with the term of office for each class expiring on the date of the third annual shareholders meeting for the election of directors following the most recent election of directors for that class. Our amended and restated By-Laws also provide that (i) beginning with the 2001 Annual Meeting, a person shall not be nominated for election or re-election to the Company's Board of Directors if such person shall have attained the age of 70 prior to the date of election and
(ii) any Director elected at or after that Annual Meeting who attains the age of 70 during his or her term shall be deemed to have resigned and retired at the first Annual Meeting following his or her attainment of the age of 70.

     The term of office of our Class I Directors -- Philip J. Burguieres, Ronald
C. Cambre, Bruce DeMars and John W. Johnstone, Jr. -- will expire at this year's Annual Meeting. On the nomination of our Board of Directors, Messrs. Burguieres, Cambre, DeMars and Johnstone will stand for re-election as Class I Directors at this year's Annual Meeting. If elected, each of Messrs. Burguieres, Cambre and DeMars will hold office until our Annual Meeting in 2004 and a successor is elected and qualified. As a result of the provision of our By-Laws we describe above, if elected, Mr. Johnstone will hold office until our Annual Meeting in 2003, which will be the first Annual Meeting following his attainment of the age of 70.

     Unless otherwise directed, the persons named as proxies in the enclosed proxy card intend to vote "FOR" the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving. Set forth below under "Class II Directors" and "Class III Directors" are the names of our other directors. Class II Directors will continue to serve until our Annual Meeting of Shareholders in 2002, and Class III Directors will continue to serve until our Annual Meeting of Shareholders in 2003. All directors have been previously elected by the shareholders or are standing for election as Directors at this year's Annual Meeting, other than Mr. Wilkinson, whose term as a Class III Director will expire at the Company's Annual Meeting in 2003.

     Set forth below is certain information (ages are as of May 4, 2001) with respect to each nominee for election as a director and each director of the Company.

                                                                     DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                  AGE    SINCE
-----------------------------                                  ---   --------
                          CLASS I NOMINEES
Philip J. Burguieres........................................... 57     1990

Chief Executive Officer of EMC Holdings, LLC, and Vice Chairman of the Houston Texans (a National Football League franchise). He serves as Chairman Emeritus and as a director of Weatherford
International, Inc. (a diversified international energy services and manufacturing company) and formerly served as its Chairman of the Board from December 1992 to May 1998 and as its President and Chief Executive Officer from April 1991 to October 1996. He is also a director of Chase Bank of Texas, N.A. and Newfield
Exploration Company.

Ronald C. Cambre............................................... 62     2000

Chairman of the Board of Newmont Mining Corporation (an international mining company) from January 1995, and its Chief
Executive Officer from November 1993, until his retirement in December 2000. He was also President of Newmont Mining Corporation from June 1994 to July 1999. He is also a director of Cleveland-Cliffs Inc. and W.R. Grace & Co.

                                                                     DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                  AGE    SINCE
-----------------------------                                  ---   --------
Bruce DeMars................................................... 65     1997

Partner in the Trident Merchant Group and Chief Executive Officer of the Non-Proliferation Trust, Inc. Admiral, United States Navy
(retired). From 1988 until his retirement from the Navy in October
1996, he was Director, Naval Nuclear Propulsion, a joint
Department of the Navy/ Department of Energy program responsible for the design, construction, maintenance, operation and final disposal of reactor plants for the United States Navy. He is also a director of Exelon Corporation.

John W. Johnstone, Jr.......................................... 68     1995

Until his retirement in May 1996, he was Chairman of the Board from 1988 and Chief Executive Officer from 1987 of Olin
Corporation (a manufacturer and supplier of chemicals, metals, defense-related products and services, and ammunition). He is also a director of Fortune Brands, Inc., Phoenix Home Mutual Life
Insurance Company and Arch Chemicals, Inc.

                               CLASS II DIRECTORS

Kathryn D. Sullivan............................................ 49     1999

President and Chief Executive Officer of the Ohio Center for
Science and Industry since 1996. Prior thereto, she was Chief
Scientist for the National Oceanic & Atmospheric Administration from 1992 to 1996 and a NASA space shuttle astronaut from 1978 to 1992. Dr. Sullivan is also a director of American Electric Power
Company, Inc. and Abercrombie & Fitch Co.

Richard E. Woolbert............................................ 67     1996

Until his retirement in January 1999, he was Executive Vice
President and Chief Administrative Officer of the Company from
February 1995. Previously, Mr. Woolbert was Senior Vice President and Chief Administrative Officer of the Company from August 1991.

Joe B. Foster.................................................. 66     1999

Non-executive Chairman of the Board of Newfield Exploration
Company (an oil and gas exploration company) since 1989. Chief
Executive Officer of Newfield Exploration Company from January
1989 to January 2000. From January 2000 to August 2000, he served as Interim Chairman of the Board, President and Chief Executive
Officer of Baker Hughes Incorporated (an oilfield services company). He was also Executive Vice President of Tenneco Inc.
from 1981 to 1988 and a director of Tenneco Inc. from 1983 to 1988. Mr. Foster is the immediate past Chairman of the National
Petroleum Council and has been a member of the Offshore Committee of the Independent Petroleum Association of America. Mr. Foster is also a director of New Jersey Resources Corporation and Baker
Hughes Incorporated.

                                                                     DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                  AGE    SINCE
-----------------------------                                  ---   --------
                              CLASS III DIRECTORS

Robert L. Howard............................................... 64     1997

Until his retirement in March 1995, he was Vice President Domestic
Operations, Exploration and Production of Shell Oil Company and
President of Shell Western Exploration and Production Inc. from
1992, and President of Shell Offshore, Inc. from 1985. He is also a director of Southwestern Energy Company and Ocean Energy, Inc.

John N. Turner................................................. 71     1993

Partner, Miller Thomson (barristers & solicitors), Toronto, Canada since 1990. Prior thereto, he was Prime Minister of Canada and then Leader of Opposition of the Parliament of Canada from 1984 to 1990. He is also a director of E-L Financial Corporation, The
Loewen Group Inc. and Unique Broadband Systems, Inc.

Bruce W. Wilkinson............................................. 56     2000

Chairman of the Board and Chief Executive Officer of the Company since August 2000, prior to which he was President and Chief
Operating Officer from April 2000; Principal of Pinnacle Equity
Partners, L.L.C. (a private equity group) from May 1999 to April
2000; Chairman and Chief Executive Officer of Chemical Logistics
Corporation (a company formed to consolidate chemical distribution companies) from April 1998 to April 1999; President and Chief
Executive Officer of Tyler Corporation (a diversified manufacturing and service company) from April 1997 to October
1997; Interim President and Chief Executive Officer of Proler
International, Inc. (a ferrous metals recycling company) from July
1996 to December 1996; Chairman and Chief Executive Officer of
CRSS, Inc. (a global engineering and construction services company) from October 1989 to March 1996; and prior to that President and Chief Executive Officer of CRSS, Inc. from 1982 to
1989.

BOARD OF DIRECTORS AND ITS COMMITTEES

     Our Board of Directors maintains the following committees:

     Audit Committee. Our Audit Committee is currently composed of Messrs. Turner (Chairman), Cambre, Foster and Johnstone and Dr. Sullivan. During fiscal year 2000, the Audit Committee met five times. The Audit Committee's role is one of financial oversight. The Company's management is responsible for preparing financial statements, and the Company's independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to our Company's financial statements or any professional certification as to the independent auditor's work. The following functions are the key responsibilities of the Audit Committee in carrying out its oversight:

     - recommending the appointment of our independent auditors to the Board of Directors;

     - reviewing the scope of the independent auditors' examination and the scope of activities of our internal audit department;

     - reviewing our financial policies and accounting systems and controls and our audited financial statements and interim financial statements;

     - preparing a report for inclusion in our proxy statement regarding its review of our audited financial statements for the last fiscal year, which report includes a statement on whether it recommended that the Board include those financial statements in our Annual Report on Form 10-K for such fiscal year;

     - approving and ratifying the duties and compensation of our independent auditors, both for audit and non-audit services; and

     - reviewing and assessing, on an annual basis, the adequacy of the Audit Committee's charter and recommending revisions to the Board.

     The committee also reviews our compliance with its guidelines and policies relative to business conduct and ethics. The committee meets separately with the independent auditors and with members of the internal audit staff, outside the presence of Company management or other employees, to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information. The Audit Committee and the Board of Directors are ultimately responsible for the selection, evaluation and replacement of the independent auditors. Our Audit Committee's charter is attached as Appendix A to this proxy statement.

     Directors Nominating & Governance Committee. Our Directors Nominating & Governance Committee is currently composed of Messrs. Woolbert (Chairman), Burguieres, Howard and Johnstone. During fiscal year 2000, the Directors Nominating & Governance Committee met four times. This committee recommends to our Board of Directors (1) for approval and adoption, the qualifications, term limits and nomination and election procedures relating to our directors, and (2) nominees for election to our Board of Directors.

     Compensation Committee. Our Compensation Committee is currently composed of Messrs. Howard (Chairman), Cambre, DeMars and Johnstone and Dr. Sullivan. During fiscal year 2000, the Compensation Committee met nine times. The Compensation Committee (1) determines the salaries of all our officers elected to their positions by our Board of Directors, and reviews and makes recommendations regarding the salaries of officers of our subsidiaries; (2) administers and makes awards under our stock, incentive compensation and supplemental compensation plans and programs; and (3) monitors and makes recommendations with respect to our and our subsidiaries' various employee benefit plans, such as retirement and pension plans, thrift plans, health and medical plans, and life, accident and disability insurance plans.

     Special Committee. Our Special Committee is currently composed of Messrs. DeMars (Chairman), Foster, Turner and Woolbert. During fiscal year 2000, the Special Committee met five times. The Special Committee oversees and monitors the ongoing investigations by the Company, the U.S. Department of Justice and the Securities and Exchange Commission (the "SEC") into alleged anti-competitive activity in our marine construction business, other possible violations of law and related matters.

     Executive Committee. Our Executive Committee is currently composed of Messrs. Burguieres (Chairman), DeMars, Foster, Howard and Woolbert. During fiscal year 2000, the Executive Committee met five times. The Executive Committee has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company in its ordinary course of business, except that it does not have the power to (i) alter or amend the Company's By-Laws, (ii) fill vacancies on the Board of Directors, the Executive Committee, or any other committee of the Board of Directors, (iii) recommend or approve amendments to the Company's certificate or articles of incorporation,
(iv) adopt an agreement of merger or consolidation, (v) recommend to the Company's stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, or a dissolution of the Company or revocation of a dissolution, (vi) authorize the issuance, sale, repurchase or redemption of any of the Company's equity or debt securities, (vii) establish or modify the investment guidelines, treasury or banking resolutions adopted by the Board, (viii) authorize the sale or purchase of debt or equity securities or other assets or investments having a value in excess of ten percent (10%) of the Company's consolidated total current assets, or (ix) elect, retain or discharge officers or other employees of the Company.

DIRECTORS' ATTENDANCE AND COMPENSATION

     Directors' Attendance and Fees; Insurance. During fiscal year 2000, our Board of Directors held thirteen meetings. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served. Employee directors are not paid for their services as a director or as a member of any committee of the Board. All other directors are compensated as follows:

     - an annual stipend of $28,000, plus a fee of $2,500 for each Board meeting attended;

     - a fee of $1,000 for each telephonic Board meeting in which such director participates;

     - the Chairman of each Board committee receives an annual fee of $3,000;

     - each other member of a Board committee receives an annual fee of $2,500; and

     - each committee member also receives a fee of $1,650 for each committee meeting attended and a fee of $1,000 for each telephonic committee meeting in which such director participates.

     We also provide travel accident insurance and health care benefits to non-employee directors under the same terms and conditions applicable to our employees.

     Directors Stock Plan. In addition to the fees and benefits provided to our directors described above, we have a directors stock plan under which we grant stock options and issue restricted stock to our non-employee directors. A maximum of 100,000 shares of our Common Stock may be issued under this plan, which we adopted and our shareholders approved in 1997. Under the directors stock plan:

     - each non-employee director is granted options to purchase 900, 300 and 300 shares of our Common Stock on the first day of the first, second and third years, respectively, of such director's term;

     - the options are granted at the fair market value of our Common Stock (average of high and low trading price) on the date of grant, become exercisable in full six months after the date of grant, and remain exercisable for ten years and one day after the date of grant;

     - each non-employee director also is granted rights to purchase 450, 150 and 150 restricted shares of our Common Stock on the first day of the first, second and third years, respectively, of such director's term at $1.00 per share;

     - shares of restricted stock are subject to transfer restrictions and forfeiture provisions, which generally lapse at the end of a director's term;

     - if a change in control of the Company occurs, all transfer restrictions and forfeiture provisions on restricted stock will lapse and all outstanding stock options will become immediately exercisable; and

     - we granted 3,725 options to acquire Common Stock and 1,863 shares of restricted stock under the directors stock plan during fiscal year 2000.

     Grant of Deferred Stock Units. During fiscal year 2000, the Company also made a one-time grant of 5,000 deferred units of restricted stock ("DSUs") to each director. Under the terms of the DSU grant, each DSU represents the right to receive one share of Common Stock upon vesting, which is the earlier of the third anniversary of the grant date (if the director is still serving as a member of the Board) or the termination of the director's service as Board member due to death, total and permanent disability, or approved retirement; provided that the vesting of DSUs may be deferred by a director for tax reasons. DSUs do not carry voting or cash dividend rights until vested and the underlying shares of Common Stock are issued; provided that they will accrue dividend equivalents in the form of additional DSUs if and when dividends are declared and paid on the Common Stock.

                               EXECUTIVE OFFICERS

     Set forth below is the age (as of May 4, 2001), the principal positions held with the Company or certain subsidiaries, and certain other business experience information for each of our executive officers who is not a director of the Company.

     David L. Keller, 47, Executive Vice President of The Babcock & Wilcox Company ("B&W") since March 12, 2001. Prior thereto, he was Senior Vice President, Service Group of B&W, from February 2001 to March 2001; President of Diamond Power International, Inc. ("DPII") from March 1998 to February 2001; General Manager of DPII from February 1997 to March 1998; and General Manager of Allen-Sherman-Hoff, a division of Diamond Power Specialty Company, from December 1995 to February 1997.

     Bruce F. Longaker, Jr., 47, Executive Vice President and Chief Financial Officer of the Company since January 31, 2001. Prior thereto, he was Executive Vice President and President of Weatherford Global Compression Services, a division of Weatherford International, Inc., from March 2000 and Senior Vice President and Chief Financial Officer of Weatherford International, Inc. from April 1999 to March 2000. From 1981 to 1998, he was Vice President, Finance and Corporate Controller of Camco International, Inc., which was acquired by Schlumberger Limited in August 1998, where he remained until February 1999.

     John T. Nesser, III, 52, Executive Vice President, General Counsel and Corporate Secretary since February 2001. Senior Vice President, General Counsel and Corporate Secretary from January 2000 to February 2001, prior to which he was Vice President and Associate General Counsel from June 1999 and Associate General Counsel from October 1998. Prior thereto, he served as managing partner of Nesser, King & LeBlanc, a New Orleans law firm, which he co-founded in 1985.

     Louis J. Sannino, 52, Senior Vice President, Human Resources and Corporate Compliance Officer of the Company since October 2000; Vice President, Human Resources from November 1998 to October 2000, prior to which he was Director, Human Resources, of the Company from April 1989.

     Robert H. Rawle, 53, President of the Company's subsidiary J. Ray McDermott, S.A. ("J. Ray McDermott") since January 1997. Previously, he was Vice President and Group Executive of J. Ray McDermott's North, Central and South America Operations from January 1996, prior to which he was Vice President, Domestic Operations, of J. Ray McDermott from January 1995. From March 1993 to January 1995, he was Vice President of the Domestic Operations of the Company's Marine Construction Services Division.

     E. Allen Womack, Jr., 58, President of the Company's subsidiaries McDermott Incorporated, BWX Technologies, Inc. and McDermott Technology, Inc. He was also an Executive Vice President of the Company from April 1998 until August 1999. Previously, he was Senior Vice President and Group Executive, Industrial Group, from September 1996; Senior Vice President and Group Executive, Shipbuilding and Industrial Group, from August 1995; and Senior Vice President, Research and Development and Contract Research Divisions, of B&W from February 1993.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of our Common Stock beneficially owned as of December 31, 2000 (except as otherwise noted) by each director or nominee as a director, and each Named Executive Officer (as that term is defined under the caption "COMPENSATION OF EXECUTIVE OFFICERS") and all our directors and executive officers as a group as of January 31, 2001, including shares which those persons have the right to acquire within 60 days of December 31, 2000 on the exercise of stock options.

                                                                  SHARES
                                                               BENEFICIALLY
NAME                                                              OWNED
----                                                           ------------
Philip J. Burguieres(1).....................................      49,450
Ronald C. Cambre(2).........................................          63
Bruce DeMars(3).............................................       5,234
Joe B. Foster(4)............................................       3,875
Robert L. Howard(5).........................................      11,160
John W. Johnstone, Jr.(6)...................................       9,505
John T. Nesser(7)...........................................       4,979
Robert H. Rawle(8)..........................................      43,155
Kathryn D. Sullivan(9)......................................       2,225
John N. Turner(10)..........................................      14,560
Bruce W. Wilkinson..........................................      46,000
E. A. Womack, Jr.(11).......................................      40,272
James F. Wood(12)...........................................       1,377
Richard E. Woolbert(13).....................................     250,894
All directors and executive officers as a group (16
  persons)..................................................     536,395

---------------

 (1) Shares owned by Mr. Burguieres include 4,650 shares of Common Stock that he may acquire on the exercise of stock options as described above, and 750 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

 (2) Shares owned by Mr. Cambre include 63 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

 (3) Shares owned by Mr. DeMars include 2,150 shares of Common Stock that he may acquire on the exercise of stock options as described above, and 750 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

 (4) Shares owned by Mr. Foster include 1,250 restricted shares of Common Stock that he may acquire on the exercise of stock options as described above, and 600 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

 (5) Shares owned by Mr. Howard include 3,477 shares of Common Stock that he may acquire on the exercise of stock options as described above, and 450 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

 (6) Shares owned by Mr. Johnstone include 3,000 shares of Common Stock that he may acquire on the exercise of stock options as described above, and 750 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

 (7) Shares owned by Mr. Nesser include 979 shares of Common Stock held in the McDermott Thrift Plan.

 (8) Shares owned by Mr. Rawle include 25,037 restricted shares of Common Stock as to which he has sole voting power but no dispositive power. Also includes 2,278 shares of Common Stock held in the McDermott Thrift Plan.

 (9) Shares owned by Dr. Sullivan include 1,350 shares of Common Stock that she may acquire on the exercise of stock options as described above, and 600 restricted shares of Common Stock as to which she has sole voting power but no dispositive power.

(10) Shares owned by Mr. Turner include 4,250 shares of Common Stock that he may acquire on the exercise of stock options as described above, and 450 restricted shares of Common Stock as to which he has sole voting power but no dispositive power.

(11) Shares owned by Mr. Womack include 12,595 restricted shares of Common Stock as to which he has sole voting power but no dispositive power. Also includes 2,952 shares of Common Stock held in the McDermott Thrift Plan.

(12) Shares owned by Mr. Wood include 1,352 shares of Common Stock held in the McDermott Thrift Plan.

(13) Shares owned by Mr. Woolbert include 180,572 shares of Common Stock that he may acquire on the exercise of stock options as described above, and 600 restricted shares of Common Stock as to which he has sole voting power but no dispositive power. Also includes 5 shares of Common Stock held in a custodial account for an immediate family member under the Uniform Gifts to Minors Act as to which Mr. Woolbert disclaims beneficial ownership.

     Shares beneficially owned in all cases constituted less than one percent of the outstanding shares of Common Stock, except that the 536,395 shares of Common Stock beneficially owned by all directors and executive officers as a group constituted approximately 0.88% of the outstanding shares of Common Stock on December 31, 2000, less shares held by McDermott Incorporated, plus those shares deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table furnishes information concerning all persons known by us to beneficially own 5% or more of our outstanding shares of Common Stock, which is our only class of voting stock outstanding:

                                                                     AMOUNT AND
                                                                     NATURE OF
                                                                     BENEFICIAL     PERCENT OF
TITLE OF CLASS                NAME AND ADDRESS OF BENEFICIAL OWNER   OWNERSHIP       CLASS(1)
--------------                ------------------------------------   ----------     -----------
Common Stock................  The Prudential Insurance Company       5,416,934(2)      8.90%
                              of America
                              751 Broad Street
                              Newark, NJ 07102-3777

Common Stock................  Jennison Associates LLC(3)             5,156,300(4)      8.47%
                              466 Lexington Avenue
                              New York, NY 10017

Common Stock................  ICM Asset Management                   3,265,569(5)      5.36%
                              601 W. Main Avenue
                              Spokane, WA 99201

Common Stock................  Alton Anthony Gonsoulin, Jr.           3,200,000(6)      5.26%
                              3417 West Admiral Doyle Drive
                              New Iberia, LA 70560

---------------

(1) Percent of class based on the outstanding shares of our Common Stock on February 28, 2001, less shares held by McDermott Incorporated, plus those shares deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(2) As reported on a Schedule 13G dated February 12, 2001. Includes 500 shares of Common Stock held in its general account and 5,416,434 shares of Common Stock held for its own benefit or for the benefit of its clients in separate accounts or externally managed accounts, or by registered investment companies, subsidiaries and/or affiliates.

(3) The Prudential Insurance Company of America ("Prudential") owns 100% of the equity interests of Jennison Associates LLC ("Jennison"). Prudential may be deemed to have the power to exercise or to direct the exercise of voting or dispositive power over the shares of Common Stock reported in Jennison's
    Schedule 13G. Jennison does not jointly report its holdings with Prudential. We believe the shares of Common Stock reported on Jennison's Schedule 13G are included in the Schedule 13G filed by Prudential.

(4) As reported on a Schedule 13G dated September 7, 2000.

(5) As reported on a Schedule 13G dated February 7, 2001.

(6) As reported on a Schedule 13G dated August 28, 2000.

                         COMPENSATION COMMITTEE REPORT

TO OUR SHAREHOLDERS

     The Compensation Committee is comprised of five independent, non-employee directors who have no "interlocking" relationships with the Company. This Committee exists to develop executive compensation policies that support the Company's strategic business objectives and values. Our duties include:

     - Reviewing and approving the design of the Company's executive compensation programs and all salary arrangements that its executives receive;

     - Assessing the effectiveness of the Company's executive compensation programs in light of its compensation policies; and

     - Evaluating executive performance.

COMPENSATION PHILOSOPHY

     We adhere to an executive compensation philosophy that supports the Company's business strategies. These strategies are to:

     - Maximize profits;

     - Increase shareholder value;

     - Strengthen cash flow and liquidity;

     - Resolve B&W's asbestos-related Chapter 11 reorganization proceeding in a timely and effective manner;

     - Reinforce operating discipline and excellence in each of its operating groups; and

     - Pursue internal and external initiatives for growth.

     Our philosophy for executive compensation is to:

     - Manage compensation opportunities from a total compensation perspective that emphasizes at-risk compensation, while balancing short-term and long-term compensation to support the Company's business and financial strategic goals;

     - Structure compensation opportunities, to the extent possible, to be fully competitive to the marketplace so that compensation is contingent on performance measures that drive growth;

     - Reflect positive, as well as negative, Company and individual performance in pay;

     - Emphasize equity-based compensation for Company executives to reinforce management's focus on shareholder value;

     - Structure compensation programs to be flexible and focus on issues that are unique to business groups; and

     - Provide competitive pay opportunities that will attract, retain and develop executive talent.

     The Company's executives participate in a comprehensive compensation program built around this philosophy. The key components of this program include base salary, annual bonus opportunities, long-term equity-based incentives (stock options and restricted stock) and benefits.

     To ensure that its executive compensation levels are comparable to the practices of other similar companies, the Company collects compensation data from several external sources. The data collected covers both specific industries in which the Company competes and general industry. The industry-specific comparison is collected using a group of companies that have national and international business operations and sales volumes, market capitalizations, employment levels, and one or more lines of business that are similar to the Company's. We review and approve the selection of companies used for this purpose. The general industry comparison group includes more companies than the peer groups used in the performance graph included in this proxy statement. We collect and review data annually to assess all components of executive compensation. Our annual review was completed with the assistance of The Hay Consulting Group and the Management Compensation Group ("MCG"), executive compensation consulting firms. During the last quarter of fiscal year 2000, MCG helped us revise our executive compensation program to more clearly reflect a total compensation approach. Under this approach, the Company's executive compensation programs should give us greater discretion (and approval authority) relative to performance thresholds, performance measurements, and bonus pools. We believe that, taken as a whole, the Company's executive compensation program is competitive within its industries.

     When setting compensation levels, we consider each component of an executive's pay. Depending on the particular component involved, we use a combination of performance-based compensation formulas and discretion. Each component of the Company's executive compensation program and approved changes for fiscal year 2001 are discussed in greater detail below.

BASE SALARY

     Generally, salaries reflect an individual's level of responsibility, prior experience, breadth of knowledge, personal contributions, position within the Company's executive structure and market pay practices. Overall, salaries are targeted at the median of the market practice, with annual adjustments based on performance. When making annual adjustments, a qualitative assessment of performance is conducted, which considers many factors, including individual performance, both past and present. The factors used in making this evaluation may vary by position.

     During fiscal year 2000, two individuals served as the Company's Chief Executive Officer. Roger E. Tetrault, who had been the Company's Chairman and Chief Executive Officer since March 1997, retired effective August 1, 2000. In fiscal year 2000 prior to his retirement, he received an 8.1% increase to his base salary. For the seven months during fiscal year 2000 that he was Chairman and Chief Executive Officer, Mr. Tetrault received a salary of $456,673. Under the terms of a severance agreement, the Company will continue to pay Mr. Tetrault his base salary of $800,000 a year until October 1, 2001. See "COMPENSATION OF EXECUTIVE OFFICERS -- Tetrault Severance Agreement."

     Bruce W. Wilkinson joined the Company as its President and Chief Operating Officer on April 27, 2000, at a base salary of $500,000 annually. Upon Mr. Tetrault's retirement on August 1, 2000, Mr. Wilkinson was named Chairman and Chief Executive Officer of the Company. For the eight-month period during fiscal year 2000 that he was an executive officer, including the Company's Chief Executive Officer, Mr. Wilkinson received a salary of $337,502.

     As part of the review conducted by MCG, a thorough analysis was performed to compare current executive salaries with comparable industry benchmarks. Generally speaking, salaries within 10% of the market median were considered to be fully competitive. Based on salary data alone, we do not intend to grant across-the-board salary increases for Company executives for 2001. Instead, we intend to focus on a new structure for annual cash incentives and an aggressive approach to long-term incentives.

ANNUAL BONUS

     As part of the short-term component of the Company's overall executive compensation program for fiscal year 2000, we provided annual bonus opportunities under the Company's Variable Supplemental Compensation Plan. Payments under the plan are intended to comply with the tax deductibility requirements under Section 162(m) of the Internal Revenue Code. The Company's shareholders initially approved the current version of this plan in 1994, and in accordance with the requirements of Section 162(m), the shareholders reapproved the plan in 1999.

     For fiscal year 2000, as in the prior fiscal year, the bonuses under the plan were tied to net income return on capital. The plan was formula-driven and self-funded, based on a minimum level of financial performance to be achieved each year (8% adjusted net income return on capital for the corporate staff, including the Chief Executive Officer). Each executive's bonus opportunities under the plan were expressed as a targeted percent of base salary based on his or her title and position within the Company or its subsidiaries. These targets, like base salary, were set at approximately the median market levels, as indicated by a survey of a group of similar companies, and capped at two times the targeted percentage. For fiscal year 2000, the Chief Executive Officer had a bonus target of 80% of base salary. We believed the goals associated with fiscal year 2000 target bonus payments were achievable yet required considerable effort and innovation on the part of each executive. Executives only receive payments under the plan if the minimum level of financial performance is reached. Financial performance at the minimum level results in bonuses of one-half the targeted amount. If the minimum level of financial performance is exceeded, bonus payments are increased. We consider annual bonus awards when we review the Company's financial performance after the close of each fiscal year. Adjustments to net income for determination of bonus awards usually exclude the negative impact of any changes in accounting principles, any unusual or nonrecurring events and extraordinary items. For fiscal year 2000, as a retention measure, B&W executives were guaranteed a bonus equal to their targeted bonus amounts, regardless of B&W's financial performance due to its ongoing asbestos-related bankruptcy proceeding.

     For fiscal year 2000, the Company's corporate executive staff (including Mr. Tetrault) and J. Ray McDermott executives did not earn and were not paid any bonuses under this plan because they did not achieve their minimum level of financial performance. Although B&W's executives did not achieve their minimum level of financial performance for fiscal 2000, they were paid bonuses as described above. Executives at the Company's Government and Industrial Group earned and received bonuses equal to 1.4 times their targeted bonus amounts under the plan. Moreover, we approved and paid special retention bonuses to corporate staff and J. Ray McDermott executives, who under the terms of the 2000 bonus plan would not have otherwise received incentive compensation. The awards were recommended as a result of our assessment that these individuals performed commendably in 2000 and their contributions merited recognition. Under this special retention bonus arrangement, Mr. Wilkinson received a $250,000 bonus for fiscal year 2000. Mr. Wilkinson also received a sign-on bonus of $100,000 upon the commencement of his employment.

     As approved by the Compensation Committee, the Variable Supplemental Compensation Plan has been amended and renamed as the Company's Executive Incentive Compensation Plan (the "EICP"). For fiscal year 2001, we have determined to provide annual bonus opportunities that focus on objectives that drive earnings and growth. Key employees at the Company's corporate headquarters and business groups whose effective performance can have a reasonable impact on the Company's tactical and strategic initiatives will participate in the EICP. Each participant will have a target award, expressed as a percentage (or multiplier) of their base annual salary. Under the EICP, we will define business plan performance measures and individual performance measures at the beginning of each year. To reflect the Company's commitment to reward performance that drives growth, bonus payments are capped at a maximum of 200% of the individual target award amount. If, at year's end, we determine that the threshold measure was achieved, individual bonuses will be determined by and paid based on performance under business plan measures and by individual measures.

     A minimum, target and maximum level of performance will be defined for each business plan measure. Target performance results in eligibility for payment of 100% of the targeted amount. Performance below the target, but above the threshold amount, and performance above the target will result in a decreased or increased payout, respectively.

LONG-TERM INCENTIVES

     The Company's 1996 Officer Long-Term Incentive Plan provides executives with equity-based opportunities to earn additional compensation based on Company and stock performance over the mid- to long-term. We believe that use of these incentives focuses management on the best interests of shareholders.

     We consider the following factors when determining award sizes:

     - Various financial performance criteria (which may include return on capital or assets, profitability and shareholder return);

     - Level of responsibility;

     - Prior experience;

     - Historical award data; and

     - Market practices among similar companies.

Weighting between the factors listed above is informal, not quantitative.

     Stock Options. Stock options are granted to the Company's executives to provide an equity-based incentive component to their compensation. Under the 1996 Officer Long-Term Incentive Plan, the Company grants stock options at exercise prices equal to the fair market value of the underlying common stock on the date of grant. Executives do not realize value unless the stock price rises above the price on the date of grant.

     During fiscal year 2000 and prior to his retirement, the Company granted Mr. Tetrault options to acquire 267,490 shares of Common Stock at an exercise price of $9.4063 per share. Under the terms of his severance agreement, Mr. Tetrault retained all of his vested and unvested stock options, all of his unvested stock options will vest on October 1, 2001, and all of such options are otherwise exercisable in accordance with their terms of grant. See "COMPENSATION OF EXECUTIVE OFFICERS -- Tetrault Severance Agreement."

     Upon his employment as the Company's President and Chief Operating Officer on April 27, 2000, the Company granted to Mr. Wilkinson options to acquire 153,500 shares of Common Stock at an exercise price of $8.4688 per share. On August 1, 2000, the Company also granted to Mr. Wilkinson options to acquire an additional 150,000 shares of Common Stock at an exercise price of $7.7188 per share, in connection with his election as the Company's Chairman of the Board and Chief Executive Officer.

     Performance Shares. During fiscal year 2000, we granted to Company executives performance stock awards of restricted stock ("Performance Shares") based on salary multiples corresponding to their titles and positions with the Company and its subsidiaries. Performance Shares are made as notional grants of restricted stock. No shares are issued by the Company at the time of the grant. The number of shares of restricted stock actually received by a participant, if any, is determined on the second anniversary of the grant date by calculating the difference between the fair market value of a share of our Common Stock (based on the preceding 30-trading-day average) and the fair market value on the grant date. The difference is multiplied by the number of shares in an executive's notional grant, and the resulting product is divided by the fair market value of the Common Stock as of the second anniversary of the grant date, calculated as described above. The resulting number is added to (in the case of an increase in share price) or subtracted from (in the case of a decrease in share price) the number of shares in an executive's notional grant. The notional grant, as adjusted (to the extent not reduced to zero), is then issued to the executive as restricted stock on the second anniversary of the grant date, for which the executive is required to pay $1.00 per share. The restricted stock vests two years thereafter. Until then, the restricted shares are nontransferable and are subject to forfeiture under certain circumstances.

     During fiscal year 2000, Mr. Tetrault received 98,340 Performance Shares with a measurement price (fair market value on the date of grant) of $9.4063 per share and Mr. Wilkinson received 59,040 Performance Shares with a measurement price (fair market value on the date of grant) of $8.4688 per share.

     No shares of Company restricted stock were issued during fiscal year 2000 as a payout under any past Performance Share awards.

     Additionally, in fiscal year 2000, we provided officers and other key employees of the Company and its subsidiaries (including B&W and its subsidiaries) the opportunity to exchange their outstanding "out-of-the-money" stock options for DSUs (deferred units of restricted stock) of an equivalent economic value based on a Black-Scholes valuation conducted by an outside executive compensation consulting firm. Under the terms of the exchange, 50% of the DSUs will vest on the judicial confirmation of a B&W plan of reorganization with the other 50% vesting a year later, subject to all of the DSUs vesting no later than on the fifth anniversary of the grant date. Mr. Tetrault received 100,353 DSUs, which will vest no later than March 20, 2005, in exchange for: (1) stock options covering 289,240 shares with an exercise price of $22.1250 per share; (2) stock options covering 12,194 shares with an exercise price of $29.2390 per share; (3) stock options covering 40,000 shares with an exercise price of $34.00 per share; (4) stock options covering 34,478 shares with an exercise price of $25.2707 per share; and (5) stock options covering 98,860 shares with an exercise price of $29.3750 per share. Under the terms of his severance agreement, Mr. Tetrault retained all of his restricted stock, Performance Shares and DSUs, all of his restricted stock will vest on October 1, 2001, and all of his Performance Shares and DSU grants will be earned and released in accordance with their terms of grant. See "COMPENSATION OF EXECUTIVE OFFICERS -- Tetrault Severance Agreement."

     For fiscal year 2001, we intend to make grants of restricted stock instead of Performance Shares, the vesting of which will occur upon the earlier of the fifth anniversary of the award date or the achievement of pre-determined individual performance measures. The actual shares of stock will be issued at the time of grant. Until such restricted stock vests, it is nontransferable and subject to forfeiture under certain circumstances. Holders of this restricted stock are entitled to vote and receive dividends paid, if any, on such shares prior to vesting.

BENEFITS

     Benefits offered to key executives serve a different purpose than the other elements of the Company's compensation program. In general, they provide a safety net of protection against financial catastrophes that can result from illness, disability or death. Benefits offered to key executives are generally the same as those offered to the general employee population, with some variation to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

POLICY WITH RESPECT TO SECTION 162(m)

     Section 162(m) of the Internal Revenue Code limits the Company's tax deductions relating to the compensation paid to certain executive officers, unless the compensation is performance-based and the material terms of the applicable performance goals are disclosed to and approved by the shareholders. All of the Company's past executive compensation plans have received shareholder approval and were prepared with the intention that the Company's incentive compensation would qualify as performance-based compensation under Section 162(m).

     While we intend to continue to rely on performance-based compensation programs, we are cognizant of the need for flexibility in making executive compensation decisions, based on the relevant facts and circumstances, so that the best interests of the Company are achieved. To the extent consistent with this goal, we will attempt to satisfy the requirements of Section 162(m) in the future.

     Under the current circumstances, we have decided to make special bonus awards for retention purposes under the Company's Variable Supplemental Compensation Plan for fiscal year 2000, which will not qualify as performance-based compensation under Section 162(m). Moreover, we do not intend to seek shareholder approval of the amendments to the annual cash bonus plan, now named the EICP. To the extent that compensation paid under that plan, together with other non-Section 162(m) qualified compensation, exceeds $1 million for any "named executive officer" in the compensation table for a given year, such amount may not be tax deductible by McDermott Incorporated.

CONCLUSION

     We believe the Company's executive compensation policies and programs serve the interests of its shareholders and the Company effectively, and that the various pay vehicles offered are appropriately balanced to provide appropriate motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for its shareholders' benefit.

     We will continue to monitor the effectiveness of the Company's total compensation programs to meet the current needs of the Company.

                                            THE COMPENSATION COMMITTEE
                                            R. L. Howard, Chairman
                                            R. C. Cambre
                                            B. DeMars
                                            J. W. Johnstone, Jr.
                                            K. D. Sullivan

                               PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total return on its Common Stock over the preceding five-year period with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index") and with two peer groups of publicly traded companies over the same period. The first peer group (the "1999 Peer Group") is the peer group the Company used in the presentation of the performance graph we included in the proxy soliciting material for its 1998 and 1999 annual meetings and consists of the following companies: Chicago Bridge & Iron Company N.V., Fluor Corporation, Foster Wheeler Corporation, Halliburton Company, Ingersoll-Rand Company, Jacobs Engineering Group, Inc., Schlumberger Limited, Stone & Webster Inc. and Weatherford International, Inc. The second peer group (the "2000 Peer Group") is a new group of peer issuers the Company selected in order to provide a better comparison to companies in the oilfield services sector of the energy industry. The 2000 Peer Group consists of Cal Dive International, Inc., Coflexip, S.A., Fluor Corporation, Foster Wheeler Corporation, Global Industries, Ltd., Gulf Island Fabrication, Inc., Halliburton Company, Jacobs Engineering Group, Inc., Oceaneering International, Inc., and Stolt Offshore S.A. In accordance with SEC rules, we are presenting the 1999 Peer Group along with the 2000 Peer Group in this year of transition.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
            MCDERMOTT INTERNATIONAL, INC.; S&P 500; AND PEER GROUPS

                              [PERFORMANCE GRAPH]

* Assumes $100 invested on December 31, 1995 in our Common Stock, S&P 500 Index, and the Peer Groups and the reinvestment of dividends as they are paid.

                                      12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                      --------   --------   --------   --------   --------   --------
McDermott International.............  $100.00    $ 79.77    $174.31    $118.27    $ 43.92    $ 52.69
S&P 500 Index.......................  $100.00    $122.90    $163.85    $210.58    $254.83    $231.62
1999 Peer Group.....................  $100.00    $129.88    $191.76    $127.26    $168.61    $200.67
2000 Peer Group.....................  $100.00    $107.55    $ 93.89    $ 60.99    $ 78.40    $ 78.03

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual and long-term compensation of our Chief Executive Officer ("CEO"), a former CEO and the four highest paid executive officers other than our CEO (collectively, the "Named Executive Officers") for our fiscal year ended December 31, 2000, the nine-month transition period ended December 31, 1999 and our fiscal years ended March 31, 1999 and March 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION(1)                LONG-TERM COMPENSATION
                                              --------------------------------------   ---------------------------------
                                                                                               AWARDS            PAYOUTS
                                                                                       -----------------------   -------
                                                                                                    SECURITIES
                                                                                                    UNDERLYING
                                    PERIOD                            OTHER ANNUAL     RESTRICTED     STOCK       LTIP     ALL OTHER
NAME            PRINCIPAL POSITION  ENDED      SALARY     BONUS      COMPENSATION(2)    STOCK(3)    OPTIONS(4)   PAYOUT    COMP.(5)
----            ------------------  ------    --------   --------    ---------------   ----------   ----------   -------   ---------
B.W.
Wilkinson(6)... Chairman &          12/00     $337,503   $350,000(7)    $ 54,212           $0        303,500       $0      $      0
                Chief
                Executive Officer
R.E.
  Tetrault....  Former              12/00     $456,673   $      0       $  6,503           $0        267,490       $0      $363,433
                Chairman &          12/99     $555,030   $293,056       $ 11,446           $0              0       $0      $  3,858
                Chief Executive      3/99     $666,670   $924,000       $--                $0        125,720       $0      $  5,709
                Officer              3/98     $550,000   $756,000       $122,031           $0         49,500       $0      $  5,550

J.T. Nesser...  Exec. Vice          12/00     $275,640   $100,000       $--                $0         36,100       $0      $  7,177
                President,          12/99     $181,935   $ 54,035       $--                $0              0       $0      $  1,216
                General              3/99(8)  $107,520   $ 86,016       $--                $0          8,420       $0      $      0
                Counsel &
                Corporate
                Secretary

R.H. Rawle....  President, J. Ray   12/00     $365,200   $100,000       $--                $0         64,270       $0      $  5,106
                McDermott           12/99     $266,715   $ 44,339       $--                $0              0       $0      $  3,762
                                     3/99     $343,800   $378,180       $--                $0         36,040       $0      $  5,508
                                     3/98     $275,040   $302,544       $--                $0         12,460       $0      $  5,228
E.A. Womack,
  Jr. ........  President,          12/00     $382,940   $296,789       $--                $0         66,950       $0      $  5,107
                McDermott           12/99     $277,830   $244,490       $--                $0              0       $0      $  4,314
                Incorporated,        3/99     $359,640   $359,640       $--                $0         26,930       $0      $  7,230
                BWX                  3/98     $332,140   $329,640       $--                $0         14,540       $0      $  7,230
                Technologies,
                McDermott
                Technology
J.F.
  Wood(9).....  President, B&W      12/00     $348,380   $192,984       $--                $0         60,700       $0      $  5,105
                                    12/99     $251,910   $164,875       $--                $0              0       $0      $  3,788
                                     3/99     $305,040   $305,040       $--                $0         22,850       $0      $  5,550
                                     3/98     $275,040   $275,040       $--                $0         12,130       $0      $  5,550

---------------

(1) Includes salary and bonus earned in a fiscal period, whether or not deferred. Bonuses are paid after the fiscal period during which they are earned. Salaries and bonuses for the nine-month transition period ended December 31, 1999 (resulting from a change in the Company's fiscal year from a March 31 to December 31 year end) reflect only the amounts paid to the Named Executive Officers for that nine-month period.

(2) The aggregate value of perquisites and other personal benefits received by a Named Executive Officer during a fiscal period is not included if it does not exceed the lesser of $50,000 or 10 percent of the total amount of such officer's annual salary and bonus for that period. For the fiscal year ended December 31, 2000, the amount shown for Mr. Tetrault is attributable to reimbursement for taxes relating to his personal use of Company aircraft, and the amount shown for Mr. Wilkinson is attributable to relocation expenses. For the nine-month period ended December 31, 1999, the amount shown for Mr. Tetrault is attributable to reimbursement for taxes relating to his personal use of Company aircraft. Fiscal year 1998 includes relocation expenses of $111,754 for Mr. Tetrault.

(3) No shares of restricted stock were granted to any Named Executive Officer for any of the fiscal periods reported. Instead, we granted Performance Shares, except that we did not grant any Performance Shares to our officers during the nine-month period ended December 31, 1999. As of December 29, 2000, the total number of shares of restricted stock held by the Named Executive Officers (other than Messrs. Wilkinson, Nesser and Wood, who hold no such shares) and their market values (based on a closing market price on December 29, 2000 of $10.815, less a $1.00 per share purchase price) are as follows:

                                                 SHARES OF        MARKET
         NAME                                 RESTRICTED STOCK    VALUE
         ----                                 ----------------   --------
         Tetrault...........................       33,122        $325,092
         Rawle..............................       25,037        $245,738
         Womack.............................       13,365        $131,177

    Dividends are paid on restricted stock at the same time and at the same rate as dividends paid to all shareholders. Grants of restricted stock generally vest 50% in five years with the remaining 50% vesting in three to ten years based on Company financial performance. In the event of a change of control of the Company, the Compensation Committee may cause all restrictions to lapse.

(4) Stock option grants for fiscal years 1999 and 1998 include options to acquire J. Ray McDermott common stock ("JRM Common Stock") granted to Messrs. Tetrault and Rawle in their capacities as officers of J. Ray McDermott as follows:

                                              FISCAL YEAR   FISCAL YEAR
         NAME                                    1999          1998
         ----                                 -----------   -----------
         Tetrault...........................    26,860         9,500
         Rawle..............................    36,040        12,460

     In connection with our acquisition of the outstanding minority public interest in J. Ray McDermott in July 1999 (the "JRM Merger"), all unexercised options to acquire JRM Common Stock ("JRM stock options") became vested options to purchase shares of our Common Stock. As a result of the JRM Merger, Messrs. Tetrault and Rawle received Company stock options for JRM stock options as follows:

                                                   JRM            COMPANY
        NAME                                  STOCK OPTIONS    STOCK OPTIONS
        ----                                  -------------    -------------
        Tetrault............................      36,360           46,672
        Rawle...............................      48,500           62,255

(5) Amounts shown for each Named Executive Officer for the fiscal year ended December 31, 2000 are attributable to our matching contributions to such officer's contribution under the McDermott Thrift Plan, except that with respect to Mr. Tetrault the amount shown includes $358,333 in salary continuation payments under his severance agreement with the Company. See "Tetrault Severance Agreement."

(6) Reflects only the compensation paid to Mr. Wilkinson since he joined the Company in April 2000.

(7) Includes a $100,000 signing bonus.

(8) Reflects only the compensation paid to Mr. Nesser from the time he joined the Company in October 1998 through March 1999.

(9) Mr. Wood resigned as President of B&W effective March 31, 2001.

OPTION GRANT TABLE

     The following table provides information about option grants to the Named Executive Officers during fiscal year 2000. Options granted in fiscal year 2000 vest in equal installments of one-third on the first, second and third anniversaries of the date of grant and expire ten years from the date of grant. In general, vesting is contingent on continuing employment with the Company. In the event of a "change in control" of the Company, all options vest and become immediately exercisable.


                                                   OPTION GRANTS IN FISCAL YEAR 2000

                                                          INDIVIDUAL GRANTS
                                       -------------------------------------------------------
                                       NUMBER OF                                                 POTENTIAL REALIZABLE VALUE AT
                                       SECURITIES    % OF TOTAL                                  ASSUMED ANNUAL RATES OF STOCK
                                       UNDERLYING     OPTIONS                                    PRICE APPRECIATION FOR OPTION
                                        OPTIONS      GRANTED TO                                             TERM(1)
                                       GRANTED IN   EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   -----------------------------
NAME                                      2000        2000(2)      (PER SHARE)(3)      DATE           5%              10%
----                                   ----------   ------------   --------------   ----------   -------------   -------------
B.W. Wilkinson
  Common Stock.......................   150,000         6.05          $7.7188        08/01/10    $    728,147    $  1,845,267
  Common Stock.......................   153,500         6.19          $8.4688        04/27/10    $    817,538    $  2,071,803
R.E. Tetrault
  Common Stock.......................   267,490        10.79          $9.4063        03/20/10    $  1,582,356    $  4,010,001
J.T. Nesser
  Common Stock.......................    36,100         1.46          $9.4063        03/20/10    $    213,552    $    541,183
R.H. Rawle
  Common Stock.......................    64,270         2.59          $9.4063        03/20/10    $    380,194    $    963,486
E.A. Womack, Jr.
  Common Stock.......................    66,950         2.70          $9.4063        03/20/10    $    396,048    $  1,003,662
J.F. Wood
  Common Stock.......................    60,700         2.45          $9.4063        03/20/10    $    359,075    $    909,967
All Shareholders(4)
  Common Stock.......................     --           --             $9.4063          --        $358,827,586    $909,777,833

---------------

(1) Potential Realizable Value is based on the assumed annual growth rates for each of the grants shown over their ten-year option term. For example, if the exercise price is $9.4063, a 5% annual growth rate over ten years results in a stock price of $15.32 per share, and a 10% rate results in a price of $24.40 per share. Actual gains, if any, on stock option exercises are dependent on the future performance of the stock. Zero percent appreciation in stock price will result in no gain.

(2) Based on options to acquire 2,426,440 shares of Common Stock granted to all employees of the Company during fiscal year 2000.

(3) Fair market value on date of grant.

(4) Total dollar gains based on the assumed annual rates of appreciation shown here and calculated on 60,677,340 outstanding shares of Common Stock on December 29, 2000. The Named Executive Officers gains as a percentage of the total dollar gains shown for all shareholders are 1.25%.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information concerning the exercise of stock options during fiscal year 2000 by each of the Named Executive Officers and the value at December 29, 2000 of unexercised options held by those persons. The value of unexercised options reflects the increase in market value of our Common Stock from the date of grant through December 29, 2000 (when the fair market value of our Common Stock was $10.815 per share). The actual value realized on option exercise will depend on the value of our Common Stock at the time of exercise.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000
                       AND FISCAL YEAR-END OPTION VALUES

                             NUMBER OF                    TOTAL NUMBER OF         TOTAL VALUE OF UNEXERCISED,
                              SHARES                 UNEXERCISED OPTIONS HELD      IN-THE-MONEY OPTIONS HELD
                             ACQUIRED                   AT FISCAL YEAR-END            AT FISCAL YEAR-END
                                ON        VALUE     ---------------------------   ---------------------------
NAME                         EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ---------   --------   -----------   -------------   -----------   -------------
B.W. Wilkinson
  Common Stock.............      0         $--           0           303,500          $0          $824,572
R.E. Tetrault
  Common Stock.............      0         $--           0           267,490          $0          $376,813
J.T. Nesser
  Common Stock.............      0         $--           0            36,100          $0          $ 50,854
R.H. Rawle
  Common Stock.............      0         $--           0            64,270          $0          $ 90,537
E.A. Womack, Jr.
  Common Stock.............      0         $--           0            66,950          $0          $ 94,312
J.F. Wood
  Common Stock.............      0         $--           0            60,700          $0          $ 85,508

PERFORMANCE SHARE AWARDS IN FISCAL YEAR 2000

     The following table provides information concerning awards of Performance Shares made to each of the Named Executive Officers during fiscal year 2000.

   LONG-TERM INCENTIVE PLANS -- PERFORMANCE SHARE AWARDS IN FISCAL YEAR 2000*

                                                                NUMBER OF
                                                               PERFORMANCE   PERFORMANCE
NAME                                                             SHARES        PERIOD
----                                                           -----------   -----------
B. W. Wilkinson
  Common Stock..............................................     59,040        2 years
R. E. Tetrault
  Common Stock..............................................     98,340        2 years
J. T. Nesser
  Common Stock..............................................     14,180        2 years
R. H. Rawle
  Common Stock..............................................     24,570        2 years
E. A. Womack, Jr.
  Common Stock..............................................     25,600        2 years
J. F. Wood
  Common Stock..............................................     23,210        2 years

---------------

* No shares are issued at the time of the award. All Performance Shares were awarded on March 20, 2000, other than for Mr. Wilkinson, whose shares were awarded on April 27, 2000. The actual number of shares issued to an executive will be based on the change in the market price of the Common Stock two years after the date of the award. The number of shares to be received by an executive, if any, is determined on the second anniversary of the award date by calculating the difference between the fair market value of the stock (based upon the preceding 30-trading-day average) and the fair market value of the stock on the award date. The difference is multiplied by the number of shares in an executive's award, and the resulting product is divided by the fair market value of the stock as of the second anniversary of the award date, calculated as described above. The resulting number is added to (in the case of an increase in share price) or subtracted from (in the case of a decrease in share price) the number of shares in an executive's applicable award. The award, as adjusted (to the extent not reduced to zero), is then issued to the executive as restricted stock as of the second anniversary of the award date, for which the executive is required to pay $1.00 per share. The restricted stock vests two years thereafter. Prior to vesting, such restricted stock is nontransferable and subject to forfeiture under certain circumstances.

DEFERRED STOCK UNITS

     During fiscal year 2000, we provided officers and other key employees of the Company and its subsidiaries (including B&W and its subsidiaries) the opportunity to exchange their outstanding "out-of-the-money" stock options for DSUs (deferred units of restricted stock) of an equivalent economic value based on a Black-Scholes valuation conducted by an executive compensation consulting firm. Each DSU entitles its holder to receive one share of Common Stock upon vesting. Under the terms of the exchange, 50% of the DSUs will vest on the judicial confirmation of a B&W plan of reorganization, with the other 50% vesting a year later, subject to all of the DSUs vesting no later than on the fifth anniversary of the grant date (March 20, 2005). Prior to vesting, DSUs carry no voting or dividend rights and no shares of Common Stock are issued. The table below shows the number of stock options (including their exercise prices and expiration dates) forfeited and the number of DSUs received by each Named Executive Officer in connection with such exchange.

                                   OPTIONS           EXERCISE          EXPIRATION            DSUS
NAME                              FORFEITED           PRICE               DATE             RECEIVED
----                              ---------          --------          ----------          --------
B.W. Wilkinson..................       -0-                 --                 --               -0-
R.E. Tetrault...................   289,240           $22.1250           03/03/07            82,154
                                    12,194           $29.2390           02/03/03               816
                                    40,000           $34.0000           02/07/03             1,982
                                    34,478           $25.2707           11/11/03             4,634
                                    98,860           $29.3750           11/12/03            10,767
J.T. Nesser.....................     8,420           $29.3750           11/12/03               917
R.H. Rawle......................     1,660           $24.6875           02/13/01                69
                                     2,350           $20.3125           02/12/02               156
                                     4,990           $24.1250           02/07/04               714
                                    15,994           $29.2390           02/03/03             1,070
                                    46,261           $25.2707           11/11/03             6,217
E.A. Womack, Jr. ...............     4,300           $20.3125           02/12/02               286
                                     9,970           $23.6875           02/10/03               978
                                    12,060           $24.1250           02/07/04             1,725
                                    12,300           $25.5000           02/06/05             2,180
                                    13,675           $19.3125           02/07/06             3,772
                                    17,290           $21.3750           02/07/07             5,034
                                    14,540           $34.0000           02/07/03               720
                                    26,930           $29.3750           11/12/03             2,933
J.F. Wood.......................    15,440           $21.3750           02/07/07             4,496
                                    12,130           $34.0000           02/07/03               601
                                    22,850           $29.3750           11/12/03             2,489

TETRAULT SEVERANCE AGREEMENT

     In connection with his retirement as the Company's Chairman and Chief Executive Officer on August 1, 2000, Mr. Tetrault entered into a severance agreement with the Company pursuant to which he will continue to receive his annual salary of $800,000 until October 1, 2001 and be entitled to receive any bonuses earned under the Company's cash bonus plans through such date. Under the terms of his severance agreement, Mr. Tetrault retained all of his vested and unvested stock options, restricted stock grants, Performance Share awards and DSUs; all of his unvested stock options and restricted stock will vest on October 1, 2001; and his stock options, Performance Share awards and DSUs will continue to be exercisable or earned or to vest in accordance with their respective terms of grant. Additionally, on October 1, 2001, the Company is obligated to pay Mr. Tetrault a lump sum payment under the Company's Supplemental Executive Retirement Plan based on a service date of September 3, 1986 and the interest rate and mortality table in effect on October 1, 2001. See "Retirement Plans -- Supplemental Executive Retirement Plan."

RETIREMENT PLANS

     Pension Plans. We maintain funded retirement plans covering substantially all our regular full-time employees, except certain non-resident alien employees who are not citizens of a European Community country or who do not earn income in the United States, Canada or the United Kingdom. Officers who are employees of the Company or certain of its subsidiaries, including McDermott Incorporated and B&W, are covered under The Retirement Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the "McDermott Retirement Plan"). Under the McDermott Retirement Plan, B&W employees and Company employees that began their career with B&W (collectively, the "B&W tenured employees") receive different benefit amounts than other employees. Officers who are employed by J. Ray McDermott or certain of its subsidiaries or affiliates are covered under The Retirement Plan of Employees of J. Ray McDermott Holdings, Inc. (the "J. Ray McDermott Plan"). Employees do not contribute to either of these plans, and company contributions are determined on an actuarial basis. An employee must be employed by the applicable company or a subsidiary for one year prior to participating in the plans and must have five years of continuous service to vest in any accrued benefits under the plans. To the extent benefits payable under these qualified plans are limited by Section 415(b) or 401(a)(17) of the Internal Revenue Code, pension benefits will be paid directly by the applicable company or a subsidiary under the terms of unfunded excess benefit plans maintained by them (the "Excess Plans").

     The benefit amounts payable under the McDermott Retirement Plan to participants who are not B&W tenured employees are the same as those payable to employees covered under the J. Ray McDermott Retirement Plan. The following table shows the annual benefit payable to non-B&W tenured employees under the McDermott Retirement Plan and to J. Ray McDermott employees under the J. Ray McDermott Retirement Plan, at age 65 (the normal retirement age), who retire in 2001 in accordance with the lifetime-only method of payment and before profit sharing plan offsets. Benefits are based on the formula of a specified percentage (dependent on years of service) of average annual basic earnings (exclusive of bonus and allowances) during the 60 successive months out of the 120 successive months before retirement in which such earnings were highest ("Final Average Earnings"), less a specified percentage of anticipated social security benefits. As of December 31, 2000, Mr. Rawle had Final Average Earnings of $296,994 and 22.25 years of credited service under the J. Ray McDermott Retirement Plan; and Messrs. Nesser and Wilkinson had not vested in any accrued benefits under the McDermott Retirement Plan. Unless elected otherwise by the employee, payment will be made in the form of a joint and survivor annuity of equivalent actuarial value to the amount shown below.

        MCDERMOTT RETIREMENT PLAN BENEFITS FOR NON-B&W TENURED EMPLOYEES
                 AND J. RAY MCDERMOTT RETIREMENT PLAN BENEFITS

FINAL                                 ANNUAL BENEFITS AT AGE 65 FOR YEARS OF SERVICE INDICATED
AVERAGE                  ----------------------------------------------------------------------------------
EARNINGS                   10          15          20          25           30           35           40
--------                 ------      ------      ------      -------      -------      -------      -------
200,000                  31,490      47,235      62,980       78,725       94,470      110,215      125,961
250,000                  39,823      59,735      79,647       99,559      119,470      139,382      159,294
300,000                  48,157      72,235      96,314      120,392      144,470      168,549      192,627

     The following table shows the annual benefit payable under the McDermott Retirement Plan at age 65 (the normal retirement age) to B&W tenured employees who retire in 2001 in accordance with the lifetime-only method of payment. B&W benefits are based on the formula of a specified percentage (dependent on the level of wages subject to social security taxes during the employee's career) of average annual earnings (inclusive of bonuses) during the 60 successive months out of the 120 successive months prior to retirement in which such earnings were highest ("B&W Final Average Earnings"). B&W Final Average Earnings and credited service under the McDermott Retirement Plan at December 31, 2000 for Messrs. Tetrault, Womack and Wood were $974,362 and 24.92 years, $540,301 and 25.25 years and $428,924 and 28.33 years, respectively. Unless elected otherwise by the employee, payment will be made in the form of a joint and survivor annuity of equivalent actuarial value to the amount shown below.

          MCDERMOTT RETIREMENT PLAN BENEFITS FOR B&W TENURED EMPLOYEES

B&W
FINAL                      ANNUAL BENEFITS AT AGE 65 FOR YEARS OF SERVICE INDICATED
AVERAGE      -------------------------------------------------------------------------------------
EARNINGS       10           15           20           25           30           35           40
--------     -------      -------      -------      -------      -------      -------      -------
  400,000     50,000       75,000      100,000      125,000      150,000      175,000      200,000
  500,000     62,500       93,750      125,000      156,250      187,500      218,750      250,000
  600,000     75,000      112,500      150,000      187,500      225,000      262,500      300,000
  700,000     87,500      131,250      175,000      218,750      262,500      306,250      350,000
  800,000    100,000      150,000      200,000      250,000      300,000      350,000      400,000
  900,000    112,500      168,750      225,000      281,250      337,500      393,750      450,000
1,000,000    125,000      187,500      250,000      312,500      375,000      437,500      500,000

     Supplemental Executive Retirement Plan. The Company maintains an unfunded Supplemental Executive Retirement Plan (the "SERP"). The SERP covers certain officers of the Company and other designated companies, including McDermott Incorporated, J. Ray McDermott and B&W. Generally, benefits are based on a specified percentage (determined by age, years of service and date of initial participation in the SERP) of final three-year average cash compensation (salary plus supplemental compensation for the highest three out of the last ten fiscal years of service) or three-year average cash compensation prior to the SERP scheduled retirement date, whichever is greater. The maximum benefit may not exceed 60-65% (depending on the date of initial participation in the SERP) of such three-year average cash compensation. Payments under the SERP will be reduced by an amount equal to pension benefits payable under any other retirement plan maintained by the Company or any of its subsidiary companies. The SERP also provides a surviving spouse death benefit. Before giving effect to such reductions, the approximate annual benefit payable under the SERP to Messrs. Nesser, Rawle, Tetrault, Wilkinson, Womack and Wood at retirement age as stated in the SERP is 60% of each such person's final three-year average cash compensation.

     We have established a trust (the assets of which constitute corporate assets) designed to ensure the payment of benefits arising under the SERP, the Excess Plans and certain other contracts and arrangements

(collectively, the "Plans") in the event of an effective change in control of the Company. Although we would retain primary responsibility for such payments, the trust would provide for payments to designated participants, in the form of lump sum distributions, if certain events occur following an effective change in control of the Company, including but not limited to our failure to make such payments and the termination of a participant's employment under certain specified circumstances. In addition, with respect to benefits that otherwise would have been paid in the form of an annuity, the trust provides for certain lump sum equalization payments, which, when added to the basic lump sum payments described above, would be sufficient, after payment of all applicable taxes, to enable each active participant receiving a lump sum distribution to purchase an annuity that would provide such participant with the same net after-tax stream of annuity benefits that such participant would have realized had he retired as of the date of the lump sum distribution and began receiving annuity payments at that time under the terms of the applicable Plan, based on salary and service factors at the time of the effective change in control. With respect to designated participants who retire before an effective change in control and who receive a basic lump sum distribution under the circumstances described above, the trust provides for similar lump sum equalization payments, based on salary and service factors at the time of actual retirement.

                             AUDIT COMMITTEE REPORT

     Each year, the Board of Directors appoints an Audit Committee to review the Company's financial matters. Each member of the Audit Committee meets the independence requirements established by the New York Stock Exchange. Our responsibilities as members of the Audit Committee include recommending to the Board an accounting firm to be hired as the Company's independent accountants. We are also responsible for recommending to the Board that the Company's financial statements be included in its Annual Report on Form 10-K for the fiscal year.

     We have taken the following steps in making our recommendation that the Company's financial statements be included in its Annual Report on Form 10-K for fiscal year 2000:

     - First, we discussed with PricewaterhouseCoopers, the Company's independent accountants for fiscal year 2000, those matters required to be discussed by Statements on Auditing Standards No. 61 and 90, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

     - Second, we discussed with PricewaterhouseCoopers its independence and received from PricewaterhouseCoopers a letter concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure helped us in evaluating such independence. We also considered whether the provision of non-audit services to the Company is compatible with the auditor's independence.

     - Finally, we reviewed and discussed, with the Company's management and PricewaterhouseCoopers, the Company's audited consolidated balance sheet at December 31, 2000, and consolidated statements of loss, comprehensive loss, cash flows, and stockholders' equity for the fiscal year ended December 31, 2000.

     Based on the reviews and discussions explained above, we recommended to the Board that the Company's financial statements be included in its Annual Report on Form 10-K for its fiscal year ended December 31, 2000.

                                            THE AUDIT COMMITTEE
                                            John N. Turner (Chairman)
                                            Ronald C. Cambre
                                            Joe B. Foster
                                            John W. Johnstone, Jr.
                                            Kathryn D. Sullivan

                            APPROVAL OF RETENTION OF
                          INDEPENDENT ACCOUNTANTS FOR
                                FISCAL YEAR 2001

                                    (ITEM 2)

     Upon the recommendation of the Audit Committee, our Board of Directors has approved the retention of PricewaterhouseCoopers to serve as independent accountants to audit our accounts for fiscal year 2001. Although not required to do so, our Board of Directors is submitting the retention of PricewaterhouseCoopers to our shareholders for their approval. PricewaterhouseCoopers served as our independent accountants for fiscal year 2000. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

AUDIT FEES

     PricewaterhouseCoopers' fees for our 2000 audit were $2,800,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not incur any fees to PricewaterhouseCoopers in 2000 with respect to financial information systems design and implementation services.

ALL OTHER FEES

     PricewaterhouseCoopers' fees for all other professional services rendered to us during 2000 were $4,715,540.

     The affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter is required to approve this proposal. Our Board of Directors recommends that shareholders vote "FOR" the retention of PricewaterhouseCoopers as our independent accountants.

                         STOCKHOLDER PROPOSAL ON BURMA

                                    (ITEM 3)

     The Amalgamated Bank of New York LongView Collective Investment Fund of 11-15 Union Square, New York, New York 10003, the beneficial owner of 18,072 shares of our Common Stock, has advised the Company that it intends to present the following resolution at the Annual Meeting. In accordance with applicable proxy regulations, the proposed resolution and supporting statement, for which the Company and our Board of Directors accept no responsibility, are set forth below.

          "RESOLVED that the shareholders of McDermott International ("McDermott" or the "Company") urge the Board of Directors to create a committee of independent directors to prepare a report describing projects undertaken by the Company or any subsidiary in Burma, including the steps that McDermott is taking to ensure that neither the Company nor any of its subsidiaries is involved in or appears to benefit from the use of forced labor or other human rights abuses in Burma."

     The stockholder has submitted the following statement in support of this resolution:

          "Burma has been ruled for over a decade by a military dictatorship widely condemned for human rights abuses. The United Nations, the U.S. Department of Labor, the International Labor Organization, and various human rights groups have published detailed reports on forced labor and other human rights violations in Burma, with particular reference to the Yadana gas pipeline, a project associated with human rights abuses including forced labor. The U.S. government has banned new investment in Burma, and many U.S. companies, including Texaco and Atlantic Richfield, have voluntarily withdrawn from the country.

          McDermott has participated in the construction of the Yadana pipeline. According to The Wall Street Journal, McDermott subsidiary J. Ray McDermott, S.A. built much of the offshore infrastructure for the Yadana project. These projects generated $162 million in 1997 and 1998, making Burma J. Ray McDermott's fifth-largest revenue source in that period.

          A report by the United Nations Special Rapporteur on Burma found that Burmese villagers were forced to work on offshore portions of the Yadana project. EarthRights International, a human rights organization, reported that 'thousands of villagers in Burma were forced to work in support of these pipelines and related infrastructure, were raped, tortured and killed by soldiers hired by the companies as security guards for the pipeline.'

          At least one U.S. company doing business in Burma was sued by victims of forced labor. In a case filed against Unocal involving the Yadana project, a federal judge found that 'the evidence does suggest that Unocal knew that forced labor was being utilized and that the Joint Venturers [including Unocal] benefited from the practice.' The lawsuit was dismissed for failure to meet the requirements of the Alien Tort Claims Act. Even so, a judicial finding that a company knew forced labor was being used can damage corporate reputation.

          Fifty years after World War II, companies still face litigation by victims of forced labor under the Nazi regime. The German government recently established a $4.6 billion compensation fund with funding to come from companies that benefited from forced labor, including U.S.-based companies Ford and General Motors. Any involvement in human rights abuses can thus come back to haunt companies years later.

          We believe that McDermott shareholders are entitled to an independent assessment of the Company's activities in Burma insofar as they relate to human rights issues there.

          We urge our fellow shareholders to vote FOR this resolution."

MANAGEMENT'S RESPONSE TO STOCKHOLDER PROPOSAL ON BURMA

     As a worldwide energy services company, the Company and its subsidiaries, including J. Ray McDermott, operate under a wide variety of societies and legal regimes. Notwithstanding those differences, we adhere to a consistent set of corporate policies and procedures that underscore our commitment to ethical business standards and worker human rights. These policies and procedures were built on our core values of honesty and integrity, through compliance with both the letter and spirit of the law and regulations that govern our operations and build trust and respect with customers, suppliers, employees, shareholders and the communities where we operate. Our subsidiary J. Ray McDermott adhered to these policies and procedures in performing its work on the Yadana project in Burma.

     We believe that worker human rights begin with respect for the individual. Every employee deserves respect and is entitled to dignified treatment. Our employment policies reflect this commitment to respect for the individual. Our company provides equal opportunity for all employees and all qualified applicants for employment, without regard to race, color, religion, gender, age, sexual orientation, national origin, citizenship status, disability or veteran status. We strictly prohibit all forms of discrimination and harassment in the work environment.

     Our policies against discrimination and harassment apply to all employees and to all third parties with whom we have business relationships (e.g., outside vendors, customers, consultants, temporary labor, etc.). Pursuant to these policies, we promptly and thoroughly investigate and address all complaints of harassment, discrimination or retaliation.

     We believe that our adoption and enforcement of our corporate policies and procedures effectively address all of our workplace practices, including any work activities undertaken by J. Ray McDermott on the Yadana project in Burma.

     Therefore, management and the Board of Directors recommend a vote "AGAINST" this proposal. The proxy holders will vote all proxies received against this proposal unless instructed otherwise. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote on this matter at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this matter but are not votes "FOR" this proposal, they have the same effect as votes "AGAINST" this proposal. Broker non-votes will have no effect on the vote.

                      STOCKHOLDER PROPOSAL ON RIGHTS PLAN

                                    (ITEM 4)

     The American Federation of State, County and Municipal Employees, AFL-CIO of 1625 L Street, NW, Washington, D.C. 20036-5687, the beneficial owner of 800 shares of Common Stock, has advised the Company that it intends to present the following resolution at the Annual Meeting. In accordance with applicable proxy regulations, the proposed resolution and supporting statement, for which the Board of Directors and the Company accept no responsibility, are set forth below:

          "RESOLVED: The stockholders of McDermott International ("McDermott" or the "Company") request that the Board of Directors (the "Board") not extend the Final Expiration Date of the preferred stock purchase rights distributed pursuant to the Rights Agreement dated as of December 5, 1995 (amended and restated as of July 31, 1997 and April 15, 1999), nor enter into a new agreement providing for the distribution of preferred stock purchase or similar rights, unless such extension or new agreement is approved by the affirmative vote of stockholders, to be held as soon as may be practicable."

     The stockholder has submitted the following statement in support of this resolution:

          "As of November 17, 2000, McDermott's share price stood at $10.625, a drop of over 60% since May 7, 1999, when the stock closed at over $29. Reporting results for the quarter ended September 30, 2000, McDermott projected that the Marine Construction segment will continue to generate losses through the March 2001 quarter and that net results will be no better than breakeven in each of the next two quarters.

          Our Company's Board and executives must accept responsibility for these results. To that end, we believe this is an appropriate time for our Board to begin to eliminate management-entrenching corporate governance structures, particularly McDermott's poison pill. The Board created McDermott's current poison pill rights plan in December 1995 with the distribution of preferred stock purchase rights to common stockholders. The rights will expire on January 2, 2001.

          We do not share the Board's view that our Company should have put a poison pill rights plan into effect without stockholder approval. We believe the terms of the rights are designed to discourage or thwart an unwanted takeover of our Company. While management and the Board should have appropriate tools to ensure that all shareholders benefit from any proposal to buy the Company, we do not believe that the future possibility of an unsolicited bid justifies the unilateral implementation of such a poison pill type device. We urge the Board not to renew the rights plan or adopt a new plan without shareholder approval.

          Rights plans like ours have become increasingly unpopular in recent years. In 2000, a majority of stockholders of seventeen companies, including Quaker Oats, Dun & Bradstreet, and WorldCom, voted in favor of stockholder proposals asking management to redeem or repeal poison pills.

          The effect of poison pill rights plans on the value of companies' stock has been the subject of extensive research. A 1986 study by the Office of the Chief Economist of the Securities and Exchange Commission on the economics of rights plans states, 'The stock-returns evidence suggests that the effect of poison pills to deter prospective hostile takeover bids outweighs the beneficial effects that might come from increased bargaining leverage of the target management.' A 1992 study by Professor John Pound of

     Harvard University's Corporate Research Project and Lilli A. Gordon of the Gordon Group found a correlation between high corporate performance and the absence of poison pills.

          We urge stockholders to vote for this resolution!"

MANAGEMENT'S RESPONSE TO STOCKHOLDER PROPOSAL ON RIGHTS PLAN

     Following careful review of comprehensive materials prepared for our Board of Directors, including materials prepared by outside counsel, our Board of Directors adopted a stockholder rights plan in January 1995. In 1997, the Board of Directors amended this rights plan to shorten its term by five years to January 2, 2001. In December 2000, the Board then extended the plan's expiration date to May 3, 2001, because it determined that the rights plan and the extension were in the best interest of our Company and its shareholders. This proposal requests that our Board of Directors not extend the "Final Expiration Date" (May 3, 2001) of our amended and restated rights plan (the "Rights Plan"), nor enter into a new stockholder rights plan without first receiving shareholder approval. While the Board of Directors has not determined whether it will extend the term of the existing Rights Plan or adopt a new plan, it urges you to vote against this proposal.

     The Board of Directors opposes this proposal for the following reasons:

     - We should retain the flexibility to maintain or timely implement a stockholder rights plan, particularly during B&W's reorganization proceeding.

     - Independent studies indicate that any premium paid by an acquiring company is likely to be higher if the acquired company has a stockholder rights plan.

     - We believe stockholder rights plans do not block or deter fair and equitable offers.

     - Our Board of Directors unanimously adopted our existing Rights Plan; of the ten current Board members, only the Chairman is also a member of management.

     - Stockholder rights plans are a widely accepted device for the benefit of all shareholders.

     We should retain the flexibility to maintain or timely implement a stockholder rights plan, particularly during B&W's reorganization proceeding. On February 22, 2000, B&W and certain of its subsidiaries filed a voluntary petition in U.S. Bankruptcy Court to reorganize under Chapter 11 of the U.S. Bankruptcy Code as a means to determine and comprehensively resolve their asbestos liability. While we believe that this filing was in the best interests of B&W and our shareholders, it has had a negative effect on our Common Stock price. The Board of Directors believes that its flexibility to extend the existing Rights Plan or adopt a new plan serves the best interests of the Company and its shareholders during B&W's asbestos-related bankruptcy reorganization. Stockholder rights plans are designed to protect shareholders against, among other things, potential abuses during the acquisition and bidding process. In this regard, it is important to remember that hostile acquirors are interested in buying a company as cheaply as they can, and, in attempting to do so, may try to use coercive tactics that do not treat all shareholders fairly and equally. The Board of Directors believes that a stockholder rights plan provides it with an additional degree of leverage in a takeover situation by allowing the Board sufficient time to evaluate any potential buyer and takeover proposal, and, if necessary, to explore alternatives. The Board of Directors believes that the flexibility to maintain or timely implement a stockholder rights plan is particularly critical to the Company during B&W's reorganization proceeding.

     Independent studies indicate that premiums paid by acquiring companies are likely to increase if the acquired company has a stockholder rights plan. Independent studies indicate that companies with stockholder rights plans receive higher takeover premiums than those without such plans. These studies also conclude that stockholder rights plans do not decrease the likelihood that takeover bids will be made or completed for companies that have implemented such plans.

     We believe stockholder rights plans do not block or deter fair and equitable offers. Stockholder rights plans are not intended to prevent a takeover on terms that are fair and equitable to all shareholders or deter a proxy contest for control of the Company. In recent years, a number of companies with stockholder rights plans have received unsolicited offers, and these offers were successfully completed after the directors of these companies were satisfied that the transaction, as negotiated, was fair to and in the best interest of all shareholders. Thus, in the view of the Board of Directors, other companies' experiences indicate that rights plans neither prevent unsolicited offers from occurring nor prevent companies from being acquired at prices that are fair to all shareholders.

     Our Board of Directors unanimously adopted our existing Rights Plan; of the ten current Board members, only the Chairman is also a member of management. The existing Rights Plan was not designed or intended to entrench management. Of the Board's ten current members, nine are outside directors, i.e., they are not employees or consultants of the Company. When the Rights Plan was adopted, only two of the directors were insiders. The Board is well aware of the concerns that some shareholders have expressed about the possible abuse of rights plans by other companies. The Rights Plan is not intended to prevent a takeover on terms that are fair and equitable to all our shareholders, nor is it a deterrent to a proxy contest initiated by any of our shareholders. The Board is aware of its fiduciary duties and will properly consider the interests of all shareholders should we receive a takeover proposal.

     Stockholder rights plans are widely accepted as a device for the benefit of all shareholders. We believe our Rights Plan is similar to those adopted by well over 2,000 other corporations, including a number of other companies engaged in businesses similar to ours. Virtually all these plans were adopted without shareholder approval. The overriding objective of our Board in adopting our Rights Plan was, and continues to be, the preservation and maximization of the Company's long-term value for all shareholders.

     For these reasons, the Board of Directors unanimously recommends a vote "AGAINST" this proposal. The proxy holders will vote all proxies received against this proposal unless instructed otherwise. Approval of this proposal would require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote on this matter at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this matter but are not votes "FOR" this proposal, they have the same effect as votes "AGAINST" this proposal. Broker non-votes will have no effect on the vote.

                              CERTAIN TRANSACTIONS

     Newfield Exploration Company ("Newfield"), a company of which Joe B. Foster (one of our directors) is the Non-executive Chairman of the Board and Philip J. Burguieres (another of our directors) is also a member of the Board of Directors, manages and operates an offshore producing oil and gas property for one of J. Ray McDermott's subsidiaries under a production and operation agreement. Under the agreement, this subsidiary is required to pay Newfield (i) an operations management fee of $10,530 per month, (ii) a marketing services fee at a rate of $.01/MMBTU with a minimum monthly fee of $1,500, (iii) a minimum accounting and property supervision fee of $5,000 per month and (iv) certain other costs incurred by Newfield in connection with the agreement. During fiscal year 2000, this subsidiary paid approximately $943,000 to Newfield under the agreement. We estimate that this subsidiary will pay approximately $954,000 under the agreement during fiscal year 2001. These J. Ray McDermott subsidiaries also sold natural gas at established market prices to Newfield. During fiscal year 2000, such natural gas sales were approximately $2.96 million.

     Another subsidiary of J. Ray McDermott also periodically enters into agreements to design, fabricate or install offshore pipelines or structures for Newfield. Newfield paid that subsidiary approximately $2.03 million for the work performed under these agreements during fiscal year 2000.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC and the New York Stock Exchange. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2000.

                            SHAREHOLDERS' PROPOSALS

     Any shareholder who wishes to have a qualified proposal considered for inclusion in our 2002 proxy statement must send notice of the proposal to our Corporate Secretary at our principal executive office no later than November 30, 2001. With such proposal, you must provide your name, address, the number of shares of Common Stock held of record or beneficially, the date or dates upon which such Common Stock was acquired and documentary support for any claim of beneficial ownership.

     Moreover, any shareholder who intends to submit a proposal for consideration at our 2002 Annual Meeting, but not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our by-laws, such notice must
(1) be received at our executive offices no earlier than January 4, 2002 or later than February 3, 2002 and (2) satisfy certain requirements. A copy of the pertinent by-law provisions can be obtained from our Corporate Secretary on written request.

                                            By Order of the Board of Directors,

                                            /s/ JOHN T. NESSER, III
                                            JOHN T. NESSER, III
                                            Secretary

Dated: March 30, 2001

                                                                      APPENDIX A

                         MCDERMOTT INTERNATIONAL, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by carrying out the following duties:

     - Serve as an independent and objective party to monitor McDermott's financial reporting process and internal control system.

     - Review and appraise the audit efforts of McDermott's outside auditors and the internal auditing department.

     - Provide an open avenue of communication among the outside auditors, financial and senior management, the internal audit department and the Board.

II. COMMITTEE COMPOSITION

     The Committee will be composed of not less than three members of the Board. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management expertise.

     The Committee membership shall meet the independence requirements of the New York Stock Exchange (NYSE), as defined in the NYSE Listed Company Manual. Accordingly, all of the members will be directors independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member.

     The members of the Committee shall be elected by the Board at each annual organizational meeting and serve until the Board's next annual organizational meeting and their successors are duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually or more frequently as circumstances dictate. A detailed written agenda shall be prepared and distributed in advance.

     The Committee shall meet at least annually with management, the internal audit director and the outside auditors, in separate executive sessions, to discuss any matters that the Committee or any of these individuals or groups believe should be discussed privately.

     The Committee will maintain written minutes of all its meetings, which will be available to every member of the Board.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

  Disclosure and Reporting

     1. Review this charter periodically, as conditions dictate, but at least annually, and update the charter if necessary or appropriate. McDermott will state in its annual proxy statement that a written charter has been adopted and include a copy of the charter as an appendix to the proxy statement once every three years.

     2. Include a report in its annual proxy statement, with the names of all Committee members, stating whether the Committee:

          (1) reviewed and discussed the audited financial statements with management;

          (2) discussed with the outside auditors matters requiring discussions by the Statement on Audit Standards (SAS) No. 61, Communication with Audit Committees;

          (3) received the written disclosures and letter from the outside auditors required by Independence Standards Board No. 1, and discussed with the outside auditors their independence; and

          (4) based on that review and discussion, recommended to the full Board that the audited financial statements be included in McDermott's Form 10-K.

     3. Ensure that McDermott provides the NYSE written confirmation regarding:

          (1) any determination the Board made regarding the independence of directors;

          (2) financial literacy of Committee members;

          (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and

          (4) the annual review and reassessment of the adequacy of the Audit Committee charter.

  Documents/Reports Review

     4. Review McDermott's annual financial statements and any other significant reports or other financial information submitted to the Securities and Exchange Commission or to the public.

     5. Review significant internal audit reports and management's responses with the internal audit director.

     6. Review interim results with financial management and the outside auditor, including any matters of the type described in SAS No. 61, prior to the filing of McDermott's Form 10-Q. The chair of the Committee may represent the entire Committee for purposes of this review.

  Outside auditors

     7. Recommend to the Board each year, a firm of independent certified public accountants to serve as McDermott's principal independent auditors. The outside auditor is accountable to the Board and the Committee which have the ultimate authority and responsibility to select, evaluate and nominate the outside auditor to be proposed for shareholder approval or ratification.

     8. Annually approve the fees and other compensation to be paid to the outside auditor.

     9. Require a formal written statement from the outside auditor consistent with Independence Standards Board Standard No. 1. The Committee is responsible for oversight of auditor independence and shall discuss annually with the outside auditor any relationships or services that may impact the auditor's independence, and take, or recommend to the full Board, actions to ensure that independence.

     10. Discuss with the outside auditor the auditor's judgment about the quality of McDermott's accounting principles and the underlying estimates as required by SAS No. 90, Audit Committee Communications.

     11. Require that the outside auditor communicates to the Committee (or be satisfied that management has communicated) with regard to their quarterly reviews any matters of the types described in SAS No. 61.

  Internal Audit Function

     12. Review and approve the appointment, replacement, reassignment or dismissal of the internal audit director.

     13. Annually review and approve the internal audit plan and discuss any subsequent changes in the scope of the audit plan.

     14. Review the results of the internal audit process with management and the internal audit director including significant findings, management's responses thereto, and the status of corrective actions or implementation of recommendations.

     15. Evaluate the activities, organizational structure, and qualifications of the internal audit department.

  Ethical and Legal Compliance

     16. Review with McDermott's General Counsel any legal matter that could have a significant impact on the financial statements.

     17. Review management's monitoring of compliance with McDermott's Code of Business Ethics and Conduct, and ensure that management has the proper review system in place to ensure that McDermott's financial statements, reports and other financial information disseminated to the public satisfy legal requirements.

     18. Perform any other activities consistent with this charter, McDermott's articles of incorporation, by-laws and governing documents, as the Committee or the Board deems necessary or appropriate.

                      [McDermott International, Inc. logo]

COMMAND FINANCIAL PRESS CORP. -- NEW YORK (212) 274-0070 REV 8.0 16:20 03/28/01  BK                   20321 PROXY, 1
FIRST CHICAGO TRUST COMPANY -- MCDERMOTT

--------------------------------------------------------------------------------------------------------------------

                                            MCDERMOTT INTERNATIONAL, INC.

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P                  The undersigned hereby appoints John T. Nesser, III and Bruce F. Longaker, and
R                  each of them individually, as attorneys, agents and proxies of the undersigned,
O                  with full power of substitution and resubstitution, to vote all the shares of
X                  common stock of McDermott International, Inc. (the "Company") that the
Y                  undersigned may be entitled to vote at the Company's Annual Meeting of
                   Shareholders to be held on May 4, 2001, and at any adjournment or postponement of such meeting, as indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present.

                   The undersigned acknowledges receipt of the Company's Annual Report for the fiscal year ended December 31, 2000 and its Notice of 2001 Annual Meeting of
                   Shareholders and related Proxy Statement.

                   PLEASE MARK, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY
                   RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                                                         -----------
                                                                                                         SEE REVERSE
                                                                                                             SIDE
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
                   * PLEASE FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE *


                                           MCDERMOTT INTERNATIONAL, INC.

                                           ANNUAL MEETING OF SHAREHOLDERS

                                                FRIDAY, MAY 4, 2001

                                                     9:30 A.M.

                                              HOTEL INTER-CONTINENTAL

                                                 LA SALLE BALLROOM

                                               444 ST. CHARLES AVENUE

                                               NEW ORLEANS, LOUISIANA


--------------------------------------------------------------------------------------------------------------------

COMMAND FINANCIAL PRESS CORP. -- NEW YORK (212) 274-0070 REV 8.0 16:20 03/28/01  BK                   20321 PROXY, 2
FIRST CHICAGO TRUST COMPANY -- MCDERMOTT

--------------------------------------------------------------------------------------------------------------------

[X] PLEASE MARK YOUR                                                                                            1317
    VOTES AS IN THIS
    EXAMPLE.
    IMPORTANT - PLEASE MARK APPROPRIATE BOXES ONLY IN BLUE OR BLACK INK AS SHOWN:

1. Nominees as Class I Directors:01.Philip J.Burguieres,02.Ronald C.Cambre,03.Bruce DeMars and 04.John W.Johnstone,Jr.

      FOR ALL NOMINEES,         WITHHOLD AUTHORITY
     EXCEPT AS SPECIFIED         FOR ALL NOMINEES                                           FOR   AGAINST  ABSTAIN
            [ ]                        [ ]            2. Retention of                       [ ]     [ ]      [ ]
                                                      PricewaterhouseCoopers LLP as the
INSTRUCTION: To withhold authority to vote for        Company's independent accountants
any nominee, write that nominee's name below:         for fiscal year 2001 (the Directors
                                                      favor a vote "FOR").

----------------------------------------
                                                      3. Stockholder proposal to create an  [ ]     [ ]      [ ]
                                                      independent Board committee to
                                                      prepare a report on the Company's
                                                      activities in Burma (the Directors
                                                      favor a vote "AGAINST").

                                                      4. Stockholder proposal not to        [ ]     [ ]      [ ]
                                                      extend the Company's Stockholder
                                                      Rights Plan or adopt a new Plan
                                                      without shareholder approval (the
                                                      Directors favor a vote "AGAINST").

                                                                           -----------------------------------------
                                                                                         ANNUAL REPORT

                                                                           -----------------------------------------
                                                                           Mark here to discontinue annual
                                                                           report mailing for the account       [ ]
                                                                           (for multiple-account holders only).
                                                                           -----------------------------------------
                                                                           Every properly signed Proxy will be voted
                                                                           in accordance with the specifications
                                                                           made thereon. IF NOT OTHERWISE SPECIFIED,
                                                                           THIS PROXY WILL BE VOTED FOR THE ELECTION
                                                                           OF DIRECTORS AND THE RETENTION OF THE
SIGNATURE(S)                                          DATE                 COMPANY'S INDEPENDENT AUDITORS, AND
             ---------------------------------------       ----------      AGAINST THE TWO STOCKHOLDER PROPOSALS.
NOTE: Signature(s)should agree with name(s)on stock certificates as        THE PROXY HOLDERS NAMED ON THE REVERSE
      specified hereon. Executors, administrators, trustees, etc.,         SIDE ALSO WILL VOTE IN THEIR DISCRETION
      should indicate when signing. All proxies heretofore given by        ON ANY OTHER MATTER THAT MAY PROPERLY
      the signatory to vote at such meeting or any adjournment or          COME BEFORE THE MEETING.
      postponement thereof are hereby revoked.
--------------------------------------------------------------------------------------------------------------------
                      * FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE *




                                                   MCDERMOTT INTERNATIONAL, INC.


                Dear Shareholder:

                McDermott International, Inc. encourages you to vote your shares electronically through the Internet or the telephone 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

                To vote your shares electronically you must use the voter control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

                1. To vote over the Internet:
                         o Log on the Internet and go to the web site http://www.eproxyvote.com/mdr

                2. To vote over the telephone:
                         o On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
                         o Outside of the U.S. and Canada call 201-536-8073.

                Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

                If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                           YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

--------------------------------------------------------------------------------------------------------------------

                         McDERMOTT INTERNATIONAL, INC.

            THE THRIFT PLAN FOR EMPLOYEES OF MCDERMOTT INCORPORATED
             AND PARTICIPATING SUBSIDIARY AND AFFILIATED COMPANIES

                                 MARCH 30, 2001

To those individuals ("Plan Participants") who have an interest in McDermott International, Inc. Common Stock, par value $1.00 per share (the "Common Stock"), under The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the "Thrift Plan"):

     We would like to give Plan Participants having an interest in shares of Common Stock through the Thrift Plan the right to instruct The Vanguard Group, the trustee for the Thrift Plan (the "Trustee"), how to vote the shares of Common Stock representing their interest in the Thrift Plan.

     In order that you may have the same information as a shareholder outside the Thrift Plan, we have enclosed a copy of the Notice of McDermott International, Inc.'s Annual Meeting of Shareholders and the related Proxy Statement. This information is being mailed to all shareholders of record as of March 26, 2001. This material is for your information only and need not be returned.

     Also enclosed is a voting instruction form with which you may instruct the Trustee how to vote your interest in shares of Common Stock in the Thrift Plan. Please return this voting instruction form in the envelope provided as soon as possible.

     If the Trustee does not receive your instructions by April 30, 2001, the Trustee will vote your interest, in its discretion, in a manner consistent with its fiduciary responsibility under the Employee Retirement Income Security Act of 1974 or other applicable legal requirements.

     This letter and the enclosed material relate only to your interest in shares of Common Stock under the Thrift Plan. It does not relate to any other shares of Common Stock which you may own. If you own other shares of Common Stock, you will receive proxy materials in a separate mailing, which should be returned in the envelope provided for that purpose.

                                            Very truly yours,

                                            /s/ Bruce W. Wilkinson

                                            Bruce W. Wilkinson
                                            Chairman of the Board and
                                            Chief Executive Officer

         o Please fold and detach card at perforation before mailing o

                        CONFIDENTIAL VOTING INSTRUCTIONS
     TO: THE VANGUARD GROUP, TRUSTEE UNDER THE THRIFT PLAN FOR EMPLOYEES OF MCDERMOTT INCORPORATED AND PARTICIPATING SUBSIDIARY AND AFFILIATED COMPANIES

The undersigned participant in The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the "Thrift Plan") hereby directs The Vanguard Group, the trustee of the Thrift Plan (the "Trustee"), to vote all the shares of common stock (the "Common Stock") of McDermott International, Inc. (the "Company") held in the undersigned's Thrift Plan account at the Company's Annual Meeting of Shareholders to be held in the La Salle Ballroom of the Hotel Inter-Continental, 444 St. Charles Avenue, New Orleans, Louisiana, on Friday, May 4, 2001, at 9:30 a.m. local time, and at any adjournment or postponement of such meeting, as indicated on the reverse side of this voting instruction form.

Every properly signed voting instruction form will be voted in accordance with the specifications made thereon. If not otherwise specified, this voting instruction form will be voted FOR the election of Directors and the retention of the Company's independent auditors, and AGAINST the two stockholder proposals.

The undersigned acknowledges receipt of the Company's Annual Report for the fiscal year ended December 31, 2000 and its Notice of 2001 Annual Meeting of Shareholders and related Proxy Statement.


                                           Dated                       , 2001
                                                 ----------------------

                                                      SIGNATURE

                                           ---------------------------------



                                           NOTE: Signature should be the same as
                                           the name on your Thrift Plan account.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian or
                                           similar capacity, please give full
                                           title as such. The person signing
                                           below hereby revokes all instructions
                                           heretofore given by such person
                                           voting the shares of Common Stock
                                           held in such person's Thrift Plan
                                           account at such meeting or any
                                           adjournment or postponement thereof.

         o Please fold and detach card at perforation before mailing o


PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR A NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.

1. NOMINEES AS CLASS I DIRECTORS:                                                       FOR ALL     WITHHOLD
                                                                                       NOMINEES,   AUTHORITY
   01. Philip J. Burguieres, 02. Ronald C. Cambre, 03. Bruce DeMars and                EXCEPT AS    FOR ALL
   04. John W. Johnstone, Jr.                                                          SPECIFIED    NOMINEES
                                                                                         [ ]          [ ]
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:


--------------------------------------------------------------------------------
                                                                                         FOR      AGAINST     ABSTAIN
2. Retention of PricewaterhouseCoopers LLP as the Company's independent                  [ ]        [ ]         [ ]
   accountants for fiscal year 2001 (the Directors favor a vote "FOR").

3. Stockholder proposal to create an independent Board committee to prepare a            [ ]        [ ]         [ ]
   report on the Company's activities in Burma (the Directors favor a vote
   "AGAINST").

4. Stockholder proposal not to extend the Company's Stockholder Rights Plan or           [ ]        [ ]         [ ]
   adopt a new Plan without shareholder approval (the Directors favor a vote
   "AGAINST").


                    PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM
                               AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                          MCDERMOTT INTERNATIONAL, INC.

        THE THRIFT PLAN FOR SALARIED EMPLOYEES OF BABCOCK & WILCOX CANADA

                                 MARCH 30, 2001

To those individuals ("Plan Participants") who have an interest in McDermott International, Inc. Common Stock, par value $1.00 per share (the "Common Stock"), under The Thrift Plan for Salaried Employees of Babcock & Wilcox Canada (the "Thrift Plan"):

         We would like to give Plan Participants having an interest in shares of Common Stock through the Thrift Plan the right to instruct The Trust Company of Bank of Montreal, the trustee of the Thrift Plan (the "Trustee"), how to vote the shares of Common Stock representing their interest in the Thrift Plan.

         In order that you may have the same information as a shareholder outside the Thrift Plan, we have enclosed a copy of the Notice of McDermott International, Inc.'s Annual Meeting of Shareholders and the related Proxy Statement. This information is being mailed to all shareholders of record as of March 26, 2001. This material is for your information only and need not be returned.

         Also enclosed is a voting instruction form with which you may instruct the Trustee how to vote your interest in shares of Common Stock in the Thrift Plan. Please return this voting instruction form in the envelope provided as soon as possible.

         If the Trustee does not receive your instructions by April 20, 2001, the Trustee will not vote your shares.

         This letter and the enclosed material relate only to your interest in shares of Common Stock under the Thrift Plan. It does not relate to any other shares of Common Stock which you may own. If you own other shares of Common Stock, you will receive proxy materials in a separate mailing, which should be returned in the envelope provided for that purpose.

                                         Very truly yours,


                                         /s/ BRUCE W. WILKINSON

                                         Bruce W. Wilkinson
                                         Chairman of the Board and
                                         Chief Executive Officer

                        CONFIDENTIAL VOTING INSTRUCTIONS
               TO: THE TRUST COMPANY OF BANK OF MONTREAL, TRUSTEE
     UNDER THE THRIFT PLAN FOR SALARIED EMPLOYEES OF BABCOCK & WILCOX CANADA

The undersigned participant in The Thrift Plan for Salaried Employees of Babcock & Wilcox Canada (the "Thrift Plan") hereby directs The Trust Company of Bank of Montreal, the trustee of the Thrift Plan (the "Trustee"), to vote all the shares of common stock (the "Common Stock") of McDermott International, Inc. (the "Company") held in the undersigned's Thrift Plan account at the Company's Annual Meeting of Shareholders to be held in the La Salle Ballroom of the Hotel Inter-Continental, 444 Charles Avenue, New Orleans, Louisiana, on Friday, May 4, 2001, at 9:30 a.m. local time, and at any adjournment or postponement of such meeting.

Every properly signed voting instruction form will be voted in accordance with the specifications made thereon. If not otherwise specified, this voting instruction form will be voted FOR the election of Directors and the retention of the Company's independent auditors, and AGAINST the two stockholder proposals.

The undersigned acknowledges receipt of the Company's Annual Report for the fiscal year ended December 31, 2000 and its Notice of 2001 Annual Meeting of Shareholders and related Proxy Statement.

PLEASE MARK APPROPRIATE BOXES ([ ]) IN BLACK OR BLUE INK AND SIGN AND DATE WHERE INDICATED BELOW AND PROMPTLY RETURN THIS VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.



1. Nominees as Class I Directors: 1. Philip J. Burguieres, 2. Ronald C. Cambre,
   3. Bruce DeMars and 4. John W. Johnstone, Jr.


         [ ]   FOR                          [ ]    WITHHOLD AUTHORITY
               all nominees, except                for all nominees
               as specified below


INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:


                 [ ]
                     ---------------------------------------


2. Retention of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2001 (the Directors favor a vote "FOR").


               FOR            AGAINST             ABSTAIN
               [ ]              [ ]                  [ ]

3. Stockholder proposal to create an independent Board committee to prepare a report on the Company's activities in Burma (the Directors favor a vote "AGAINST").


               FOR            AGAINST             ABSTAIN
               [ ]              [ ]                  [ ]

4. Stockholder proposal not to extend the Company's Stockholder Rights Plan or adopt a new Plan without shareholder approval (the Directors favor a vote "AGAINST").


               FOR            AGAINST             ABSTAIN
               [ ]              [ ]                  [ ]



                              NOTE: Signature should be the same as the name on your Thrift Plan account. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such. The person signing below hereby revokes all instructions heretofore given by such person voting the shares of Common Stock held in such person's Thrift Plan account at such meeting or any adjournment or postponement thereof.


                                                                       , 2001
                              ----------------------   ----------------
                              SIGNATURE                DATE